As filed with the Securities and Exchange Commission on January 21, 2025

1933 Act File No. [ ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ____	☐
Post-Effective Amendment No. ____	☐
(Check appropriate box or boxes)

CARILLON SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

Registrant’s Area Code and Telephone Number: (727) 567-8143

SUSAN L. WALZER, PRESIDENT & PRINCIPAL EXECUTIVE OFFICER

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service) (Number and Street, City, State, Zip Code)

Copy to:

KATHY KRESCH INGBER, ESQ.

K&L Gates LLP

1601 K Street, NW

Washington, D.C. 20006-1600

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this Registration Statement will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of securities being registered: Class A, Class C, Class I, and Class R-6 shares of beneficial interest in the series of the Registrant designated as the Carillon Chartwell Small Cap Growth Fund, a series of the Registrant.

No filing fee is required because the registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares (File Nos. 033-57986 and 811-07470).

CARILLON SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Questions and Answers

Part A - Information Statement and Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

CARILLON SERIES TRUST

Carillon Chartwell Small Cap Fund

880 Carillon Parkway

St. Petersburg, FL 33716

[  ], 2025

Dear Valued Shareholder:

At a meeting held on November 14–15, 2024, the Board of Trustees (“Board”) of Carillon Series Trust (“Trust”) approved the reorganization (the “Reorganization”) of the Carillon Chartwell Small Cap Fund (the “Target Fund”) into the Carillon Chartwell Small Cap Growth Fund (the “Acquiring Fund”), each a series of the Trust. The Target Fund and Acquiring Fund are each referred to herein as a “Fund” and together as the “Funds.”

The Reorganization will take effect following the close of business on or about April 25, 2025. No shareholder vote is required for the Reorganization by the Trust’s governing documents, the federal securities laws or the regulations thereunder. You do not need to take any action regarding your account. We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent. At the time of the Reorganization, shareholders of the Target Fund automatically will become shareholders of the Acquiring Fund, by receiving shares of the same class with the same aggregate value of the Acquiring Fund as the shareholder’s investment in the Target Fund.

Carillon Tower Advisers, Inc., also doing business as Raymond James Investment Management (“Carillon Tower”), the investment adviser of the Funds, proposed reorganizing the Target Fund into the Acquiring Fund because the Reorganization will consolidate funds of the Trust that are similar investment products and could increase the Trust’s operational efficiency. Carillon Tower manages each Fund. Chartwell Investment Partners, LLC (“Chartwell”) serves as subadviser to both of the Funds. Prior to January 18, 2025, the name of the Target Fund was Carillon Scout Small Cap Fund, and Scout Investments, Inc. (“Scout”) served as subadviser to the Target Fund, and managed the Target Fund pursuant to Scout’s investment process. The Funds have identical investment objectives, the same policy of investing 80% of their assets in common stocks of small capitalization U.S. companies (the “80% Policy”), and the same principal investment strategies and principal risks.

The Board of the Trust has determined that the Reorganization is in the best interests of the Target Fund and would benefit the Target Fund and its shareholders for several reasons, including:

1.

The Reorganization will allow shareholders of the Target Fund to continue to pursue their investment objective through the Acquiring Fund, which pursues an identical investment objective, has the same 80% Policy, and has the same principal investment strategies and principal risks;

2.

Following the Reorganization, Carillon Tower will continue to serve as the investment adviser and administrator to the Acquiring Fund, and Chartwell will continue to serve as the subadviser to the Acquiring Fund;

3.

The Funds pay the same advisory fee rate to Carillon Tower and Carillon Tower has agreed to identical expense caps for each Fund. While the annual fund operating expense ratio after fee waivers and/or expense reimbursements (“Net Expense Ratio”) for the Class I and Class R-6 shares of the Target Fund is identical to the Net Expense Ratio for the corresponding share class of the Acquiring Fund, the Net Expense Ratio for the Target Fund’s Class A and Class C shares as of June 30, 2024 is lower than that of the Acquiring Fund because those share classes are operating at a level below the expense caps. Following the Reorganization, the Net Expense Ratio for each share class of the Acquiring Fund is expected to be identical to the Net Expense Ratio for the corresponding share class of the Target Fund as of June 30, 2024; and

4.

After the Reorganization, there is the potential for a reduction in operating expenses of the Acquiring Fund over time. The Reorganization is designed to qualify as a tax-free reorganization, so shareholders of the Funds will not realize a gain or loss for federal income tax purposes as a direct result of the Reorganization. No sales loads, commissions or other transactional fees will be imposed on Target Fund shareholders in connection with the exchange of their shares.

The attached Combined Information Statement and Prospectus contains further information regarding the Reorganization and the Acquiring Fund. Please read it carefully. If you have any questions regarding the Reorganization, please call Carillon Family of Funds toll-free at (800) 421-4184.

Sincerely,

Susan L. Walzer

President of Carillon Family of Funds

Important Notice Regarding the Availability of Information Statement: The Combined Information Statement and Prospectus is available on the internet at rjinvestmentmanagement.com.

This is a brief overview of the reorganization of the Carillon Chartwell Small Cap Fund into the Carillon Chartwell Small Cap Growth Fund. We encourage you to read the full text of the enclosed combined Information Statement and Prospectus for more information.

Questions and Answers

Q. What is happening? Why did I receive this document?

A. The Board of Trustees (“Board”) of Carillon Series Trust (“Trust”), has approved the reorganization (the “Reorganization”) of the Carillon Chartwell Small Cap Fund (the “Target Fund”) into the Carillon Chartwell Small Cap Growth Fund (the “Acquiring Fund”), each a series of the Trust. The Target Fund and Acquiring Fund are each referred to herein as a “Fund” and together as the “Funds.” Please see below for more information comparing the Funds’ investment objectives and strategies.

You are receiving this document because, as of February 14, 2025 (“Record Date”), you were a shareholder of the Target Fund. Pursuant to a Plan of Reorganization and Termination adopted by the Board (“Reorganization Plan”), upon the closing of the Reorganization, your shares of the Target Fund will automatically convert to shares of the Acquiring Fund with an aggregate value equal to the aggregate value of your Target Fund shares as of the close of business on the day the Reorganization is closed, which is currently scheduled to take place following the close of business on or about April 25, 2025 (“Closing Date”). No shareholder vote is required for the Reorganization. You do not need to take any action regarding your account. We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.

The accompanying document is an Information Statement for the Target Fund and Prospectus for the Acquiring Fund (“Information Statement”). This Information Statement contains information the shareholders of the Target Fund should know prior to the Reorganization. You should retain this document for future reference.

Q. What is the purpose of the Reorganization?

A. Carillon Tower Advisers, Inc., also doing business as Raymond James Investment Management (“Carillon Tower”), the investment adviser of the Funds, has proposed reorganizing the Target Fund into the Acquiring Fund because the Reorganization will consolidate funds of the Trust that are similar investment products and could increase the Trust’s operational efficiency. The Board of the Trust has determined that the Reorganization is in the best interests of the Target Fund and would benefit the Target Fund and its shareholders for several reasons, including:

1.

The Reorganization will allow shareholders of the Target Fund to continue to pursue their investment objective through the Acquiring Fund, which pursues an identical investment objective, has the same policy of investing 80% of its assets in common stocks of small capitalization U.S. companies, and has the same principal investment strategies and principal risks;

2.

Following the Reorganization, Carillon Tower will continue to serve as the investment adviser and administrator to the Acquiring Fund; and Chartwell Investment Partners, LLC (“Chartwell”) will continue to serve as the subadviser to the Acquiring Fund;

3.

The Funds pay the same advisory fee rate to Carillon Tower In addition, Carillon Tower has agreed to identical expense caps for each Fund. Therefore, following the Reorganization, the annual fund operating expense ratio after fee waivers and/or expense reimbursements (“Net Expense Ratio”) of each share class of the Acquiring Fund is expected to be identical to the Net Expense Ratio for the corresponding share class of the Target Fund as of June 30, 2024; and

4.	After the Reorganization, there is the potential for a reduction in operating expenses of the Acquiring Fund over time.

1

Q. How will the Reorganization work?

A. The Target Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the Target Fund’s net assets, and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata to the Target Fund’s shareholders and the Target Fund will be terminated. After the close of business on the Closing Date, shareholders of the Target Fund will receive shares of the same class with the same aggregate value of the Acquiring Fund that they hold in the Target Fund immediately prior to the Reorganization, as set forth below:

Target Fund	g	Acquiring Fund
Class A shares	g	Class A shares
Class C shares	g	Class C shares
Class I shares	g	Class I shares
Class R-6 shares	g	Class R-6 shares

Please refer to the Information Statement for a detailed explanation of the Reorganization Plan.

Q. How will this affect me as a Target Fund shareholder?

A. Shareholders of the Target Fund will become shareholders of the Acquiring Fund. The shares of the Acquiring Fund that you receive will be of the same class as shares you hold in the Target Fund and will have an aggregate value equal to the aggregate value of the shares you hold in the Target Fund as of the Closing Date. No sales loads, commissions or other transactional fees will be imposed on Target Fund shareholders in connection with the Reorganization. The Target Fund’s procedures for purchasing, redeeming and exchanging shares, valuation procedures and tax information are identical to those of the Acquiring Fund.

The initial sales charge will not apply to Class A shares you receive in connection with the Reorganization. Purchases you make of Class A shares of the Acquiring Fund after consummation of the Reorganization will be subject to an initial sales charge. If your Class A shares of the Target Fund are subject to a contingent deferred sales charge (“CDSC”), the CDSC will apply to your redemption of the Class A shares of the Acquiring Fund you receive in the Reorganization. For purposes of determining the CDSC, if any, applicable to a redemption of the Class A shares of the Acquiring Fund you acquire in a Reorganization, those Class A shares of the Acquiring Fund will be treated as continuing to age from the date you purchased the Target Fund Class A shares that were converted in the Reorganization. The CDSC applicable to the Target Fund Class C shares will apply to your redemption of the Class C shares of the Acquiring Fund you receive in the Reorganization. For purposes of determining the CDSC, if any, applicable to a redemption of the Class C shares of the Acquiring Fund you acquire in the Reorganization, those Class C shares of the Acquiring Fund will be treated as continuing to age from the date you purchased the Target Fund Class C shares that were converted in the Reorganization. Class I and Class R-6 shares of both the Target Fund and the Acquiring Fund have neither a front-end sales charge nor a CDSC.

Q. After the Reorganization, will I own the same number of shares?

A. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Acquiring Fund shares that you receive will have an aggregate value equal to the aggregate value of the Target Fund shares you held as of the Closing Date. It is likely, however, that the number of shares you own will change because your shares will be exchanged at the NAV per share of the Acquiring Fund, which is likely to be different from the NAV per share of the Target Fund on the Closing Date.

Q. How is the Target Fund different from the Acquiring Fund?

A. The Funds have identical investment objectives to seek long-term capital appreciation, and the same policy of investing 80% of their assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The Funds also have the same principal investment strategies and principal risks, and the fundamental investment restrictions for the Funds are substantively similar but worded differently.

2

Q. Will the service providers to the Target Fund change following the Reorganization?

A. The Funds use the same service providers. Each Fund currently retains Carillon Tower as its investment adviser and administrator, Chartwell as its investment subadviser, Carillon Fund Distributors, Inc. as its distributor, U.S. Bancorp Fund Services, LLC as its transfer agent, and U.S. Bank, N.A. as its custodian (“collectively, “USB”). Prior to January 18, 2025, Scout Investments, Inc. (“Scout”) served as subadviser to the Target Fund, and managed the Target Fund pursuant to Scout’s investment process. The Acquiring Fund will continue to retain its current service providers after the Reorganization.

Q. Do the portfolio managers who manage a Target Fund also manage the corresponding Acquiring Fund?

A. On January 18, 2025, the same portfolio management team at Chartwell that manages the Acquiring Fund assumed day-to-day portfolio management responsibilities for the Target Fund. After the Reorganization, the current portfolio managers of the Acquiring Fund will continue to serve as the portfolio managers of that Fund.

Q. Will there be any changes to my fees and expenses as a result of the Reorganization?

A. As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” in the Information Statement, as of June 30, 2024, each share class of the Target Fund had a lower Total Expense Ratio than that of the corresponding share class of the Acquiring Fund. Effective January 18, 2025, the Acquiring Fund’s expense caps were reduced to align with those of the Target Fund, and the Funds pay the same advisory fee rate to Carillon Tower. Following the Reorganization, it is expected that the Total and Net Expense Ratios for each share class of the Acquiring Fund will be the same as the Total and Net Expense Ratios for the corresponding share class of the Target Fund as of June 30, 2024.

The Target Fund and the Acquiring Fund have identical contractual investment advisory and investment subadvisory fee rate schedules. Effective January 18, 2025, the Acquiring Fund’s fee schedule was revised to align with the Target Fund.

Q. Will the Reorganization result in any federal income tax liability for the Target Fund or its shareholders?

A. The Reorganization is expected to be a tax-free transaction for federal income tax purposes. The Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

To the extent that the Target Fund has assets that will not be held by the Acquiring Fund, those assets will be sold before the Reorganization. In the event that assets of the Target Fund are sold before they are transferred to the Acquiring Fund, the Target Fund could recognize net capital gains, together with gains recognized earlier in the tax year, that would be taxable to Target Fund shareholders as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets (unless shareholders hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts) when distributed to them before the Reorganization. Alternatively, the disposition of assets before the Reorganization could result in the Target Fund selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized. Carillon Tower does not anticipate selling assets of the Target Fund in connection with the Reorganization. However, this expectation could change under certain circumstances, including, for example, in response to significant market events.

While the Reorganization is expected to be tax-free for federal income tax purposes, you will recognize a gain for federal income tax purposes (unless you hold your shares through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account) in the event that the Target Fund must make a distribution to its

3

shareholders by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund in connection with certain changes made to its portfolio following the change of its portfolio managers on January 18, 2025, as required by the Reorganization Plan. It is also expected that the Acquiring Fund will distribute its recognized gains, if any, to its shareholders prior to the Reorganization so that the Target Fund’s shareholders will not receive distributions of such gains after the Reorganization. Please see “Additional Information about the Reorganization—Plan of Reorganization and Termination” in the Information Statement for more information.

Q. Will I need to open an account in the Acquiring Fund prior to the Reorganization?

A. No. An account will be set up in your name and your shares of the Target Fund automatically will be converted to the corresponding class of shares of the Acquiring Fund. You will receive confirmation of this transaction following the Reorganization.

Q. What if I already own shares of the Acquiring Fund?

A. If you already own shares of both the Target Fund and the Acquiring Fund, the Acquiring Fund shares you receive in the Reorganization will be added to your existing account so long as your account in each Fund has the same account number.

Q. Can I still purchase and redeem shares of the Target Fund until the Reorganization?

A. You may continue to purchase shares of the Target Fund only through April 16, 2025. Effective April 16, 2025, the Target Fund will be closed to new accounts and all purchases or exchanges. You may continue to redeem shares of the Target Fund until the day prior to the Closing Date of the Reorganization. Redemption requests received by the transfer agent on or after the Closing Date will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization.

Q. What if I want to exchange my shares into another Carillon Fund prior to the Reorganization?

A. You may exchange your shares into another fund in the Carillon Family of Funds before the Closing Date of the Reorganization in accordance with your existing exchange privileges. If you choose to exchange your shares of the Target Fund for another fund in the Carillon Family of Funds, including the Acquiring Fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account. Exchanges may be subject to minimum investment requirements, sales loads, and redemption fees.

Q. Who is paying the costs of the Reorganization?

A. Subject to the fee waiver and/or reimbursement agreement between the Trust, on behalf of the Funds, and Carillon Tower, the Acquiring Fund will bear the costs of printing and mailing to the Target Fund’s shareholders the Information Statement and Prospectus and associated costs and all other expenses of the Reorganization, including (a) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the registration statement, and printing and distributing the Information Statement and Prospectus, and (b) legal and accounting fees and disbursements in connection with the Reorganization. The Acquiring Fund will pay these fees and expenses because the Reorganization will increase the asset size of the Acquiring Fund, and has the potential to result in economies of scale and lower expenses for the Acquiring Fund over time. These expenses are expected to be approximately $250,000. As a result of the fee waiver and/or expense reimbursement agreement, Carillon Tower is expected to pay the Reorganization-related fees and expenses. The costs of transitioning the Target Fund’s portfolio following Chartwell’s assumption of day to day portfolio management responsibilities for the Target Fund on January 18, 2025 were borne by the Target Fund.

Q. Who do I contact if I have questions about the Reorganization?

A. If you have any questions about the Reorganization, please call Carillon Tower at (800) 421-4184.

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INFORMATION STATEMENT

for

CARILLON CHARTWELL SMALL CAP FUND,

a series of Carillon Series Trust

and

PROSPECTUS

for

CARILLON CHARTWELL SMALL CAP GROWTH FUND,

a series of Carillon Series Trust

Dated

[  ], 2025

880 Carillon Parkway

St. Petersburg, FL 33716

(800) 421-4184

WE ARE NOT ASKING YOU FOR A PROXY OR WRITTEN CONSENT, AND YOU ARE REQUESTED NOT TO SEND US A PROXY OR WRITTEN CONSENT.

This combined Information Statement and Prospectus (“Information Statement”) contains information you should know about the Plan of Reorganization and Termination (“Reorganization Plan”) relating to the reorganization (the “Reorganization”) of the Carillon Chartwell Small Cap Fund (the “Target Fund”) into the Carillon Chartwell Small Cap Growth Fund (the “Acquiring Fund”), each a series of Carillon Series Trust (the “Trust”). The Target Fund and Acquiring Fund are each referred to herein as a “Fund” and together as the “Funds.”

You are receiving this document because, as of February 14, 2025, you were a shareholder of the Target Fund. Upon completion of the Reorganization, shareholders of the Target Fund will become shareholders of the Acquiring Fund. Target Fund shareholders will receive shares of the corresponding class of the Acquiring Fund with an aggregate value equal to the aggregate value of the class of Target Fund shares that they hold as of the close of business on the day the Reorganization was completed. After the Reorganization is completed, the Target Fund will be terminated.

This Information Statement sets forth concisely important information that you should know regarding the Reorganization. You should read and retain this Information Statement for future reference. The Target Fund expects that this Information Statement will be mailed to shareholders on or about [  ], 2025. The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Information Statement, which means they are part of this Information Statement for legal purposes:

1.	The Statement of Additional Information (“SAI”) dated [ ], 2025, relating to this Information Statement (File No. 333-[ ]).

2.	The Prospectus and SAI for the Funds (File Nos. 033-57986 and 811-07470), dated April 26, 2024.

3.	The Annual Report to shareholders of the Trust with respect to the Target Fund for the fiscal period November 1, 2023 – December 31, 2023.

4.	The Annual Report to shareholders of the Trust with respect to the Acquiring Fund for the fiscal year ended December 31, 2023.

5.	The unaudited financial statements and accompanying notes appearing in Item 7 of the Funds’ Form N-CSR for the fiscal period ended June 30, 2024.

The Funds have previously sent their Prospectus and Annual and Semi-Annual Shareholders Reports to their shareholders as applicable. For a free copy of any of the documents listed above, you may call (800) 421-4184, send an email to CarillonFundServices@carillontower.com or write to the Funds at:

Carillon Family of Funds

P.O. Box 33022

St. Petersburg, FL 33733

The Trust, which is an open-end management investment company, and each series of which is managed by Carillon Tower Advisers, Inc., also doing business as Raymond James Investment Management, is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. In accordance therewith, the Trust files reports and other information with the SEC. Proxy material, reports, proxy and information statements and other information filed by the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

No person has been authorized to give any information or to make any representations other than those contained in this Information Statement and, if given or made, such other information or representations must not be relied upon as having been authorized by the Target Fund or Acquiring Fund.

THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF THE REORGANIZATION

You should read this entire Information Statement carefully. The following is a summary of certain information relating to the Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in this Information Statement and the attached appendices. For additional information about the Reorganization, you should consult the Reorganization Plan, a copy of the form of which is attached hereto as Appendix A.

Reasons for the Reorganization

Carillon Tower Advisers, Inc., also doing business as Raymond James Investment Management (“Carillon Tower”), the investment adviser of the Funds, has proposed reorganizing the Target Fund into the Acquiring Fund because the Reorganization would consolidate funds of the Trust that are similar investment products and could increase the Trust’s operational efficiency. At a meeting held on November 14–15, 2024, after careful consideration of a number of factors, the Board of Trustees of the Trust (“Board”) voted to approve the Reorganization as being in the best interests of the Target Fund and the Acquiring Fund. See “Board Considerations” below for further information.

The Reorganization

The Reorganization will take effect following the close of business on or about April 25, 2025 (“Closing Date”). No shareholder vote is required for the Reorganization. You do not need to take any action regarding your account.

With respect to the Reorganization, the Reorganization Plan provides for:

•

the Target Fund’s transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares having an aggregate net asset value (“NAV”) equal to the Target Fund’s net assets and the Acquiring Fund’s assumption of all the liabilities of the Target Fund;

•	the distribution of those Acquiring Fund shares pro rata to the Target Fund’s shareholders; and

•	the complete termination of the Target Fund.

The Target Fund and the Acquiring Fund each offer Class A, Class C, Class I and Class R-6 shares. Each class of shares of the Target Fund has the same distribution and purchase, exchange and redemption procedures as the corresponding class of shares of the Acquiring Fund. After the close of business on the Closing Date, each Target Fund shareholder will receive shares of the same class with the same aggregate value of the Acquiring Fund that the shareholder holds in the Target Fund immediately prior to the Reorganization, as set forth below:

Target Fund	g	Acquiring Fund
Class A shares	g	Class A shares
Class C shares	g	Class C shares
Class I shares	g	Class I shares
Class R-6 shares	g	Class R-6 shares

You will not incur any sales loads or similar transaction charges as a result of the Reorganization. Further, for purposes of calculating any holding period used to determine a contingent deferred sales charge, your original purchase date of the relevant share class of the Target Fund will apply. The total annual operating expenses of the Acquiring Fund are expected to be the same as the Target Fund’s current total annual operating expenses at the same asset levels. Additionally, the Acquiring Fund will cap expenses at the same rate and with the same terms that are currently in place for the Target Fund through at least May 1, 2026.

The Reorganization is expected to be a tax-free transaction for federal income tax purposes. The Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Trust expects to receive a tax opinion from K&L Gates LLP, counsel to the Trust, substantially to that effect. See “Federal Income Tax Consequences of the Reorganizations” below for further information. It is expected that both the Target Fund and the Acquiring Fund will make taxable distributions to their respective shareholders in advance of the Reorganization. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

Considerations Regarding the Reorganization

Please note the following information regarding the Reorganization:

Investment Objectives, Policies, Strategies and Risks of the Funds

•

The Target Fund and the Acquiring Fund have identical investment objectives. Each Fund’s investment objective is to seek long-term capital appreciation. The investment objective of each Fund may be changed by the Board without shareholder approval. In addition, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. This policy also may be changed by the Board without shareholder approval. If a Fund changes its 80% investment policy, a written notice will be sent to shareholders at least 60 days in advance of the change and a Fund’s prospectus will be supplemented.

•

The Funds have identical principal investment strategies. The subadviser considers small capitalization companies to be those that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12-month period. Each Fund typically invests in common stocks, including U.S. dollar-denominated securities of issuers based outside the U.S. (“foreign issuers”). The subadviser for each Fund uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth. Each Fund may have significant exposure to the Health Care, Industrials and Information Technology sectors. However, as the sector composition of a Fund’s portfolio changes over time, a Fund’s exposure to these sectors may be lower at a future date and a Fund’s exposure to other market sectors may be higher. Each Fund has the ability to lend its securities to broker-dealers and other financial institutions to earn additional income.

•

The Target Fund and the Acquiring Fund have the same principal risks, and the fundamental investment restrictions for the Funds are substantively similar but worded differently. See “Comparison of Principal Risk Factors” and “Comparison of Investment Restrictions and Limitations,” below.

Investment Adviser, Subadviser and Other Service Providers

•

Carillon Tower is each Fund’s investment adviser. Chartwell Investment Partners, LLC (“Chartwell”) serves as subadviser to both of the Funds. Prior to January 18, 2025, Scout Investments, Inc. (“Scout”) served as subadviser to the Target Fund, and managed the Target Fund pursuant to Scout’s investment process. On January 18, 2025, the same portfolio management team at Chartwell that manages the Acquiring Fund assumed the day-to-day portfolio management responsibilities for the Target Fund. See “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” below for further information.

•

The Funds otherwise use the same service providers as well. Each Fund currently retains Carillon Fund Distributors, Inc. as its distributor, U.S. Bancorp Global Fund Services, LLC as its transfer agent, and U.S. Bank, N.A. as its custodian (collectively, “USB”). The Acquiring Fund will continue to retain its current service providers after the Reorganization.

Shares of the Acquiring Fund

•

Shareholders of the Target Fund will receive shares of the same class with the same aggregate value of the Acquiring Fund that the shareholder holds in the Target Fund immediately prior to the Reorganization, as set forth below. Shareholders will not pay any sales charges in connection with the Reorganization. See “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization” and “Additional Information about the Funds” below for more information.

•	The interests of the Funds’ shareholders will not be diluted by the Reorganization, because the Reorganization will be effected on the basis of each Fund’s net asset value per share.

•

The Funds have identical distribution and purchase procedures, exchange rights and redemption procedures, and each class of the Acquiring Fund has the same purchase restrictions, sales charges and ongoing fees as the corresponding class of the Target Fund. The Funds’ distribution and purchase procedures, exchange rights and redemption procedures, and the characteristics of each share class, are discussed further in Appendix C below.

Fees and Expenses

•

As reflected in the tables setting forth information regarding comparative expense ratios under “Comparative Fee and Expense Tables” below, as of June 30, 2024, each share class of the Target Fund had a lower total annual fund operating expense ratio (“Total Expense Ratio”) than that of the corresponding share class of the Acquiring Fund. Effective January 18, 2025, the Acquiring Fund’s expense caps were reduced to align with those of the Target Fund, and the Funds pay the same advisory fee rate to Carillon Tower. The total annual operating expense ratio after fee waivers and/or expense reimbursements (“Net Expense Ratio”) for the Class I and Class R-6 shares of the Target Fund and the Acquiring Fund are identical. While the expense caps for the Class A and Class C shares of the Target Fund are the same as those of the Acquiring Fund, currently the Class A and Class C shares of the Target Fund are operating at a level below the expense caps. After giving effect to the Reorganization, it is expected that the Total and Net Expense Ratios for each share class of the Acquiring Fund will be the same as the Total and Net Expense Ratios for the corresponding share class of the Target Fund as of June 30, 2024.

•

Effective January 18, 2025, the contractual investment advisory fee rate and subadvisory fee rates for the Acquiring Fund were lowered to align with those of the Target Fund. The expense ratios under “Comparative Fee and Expense Tables” below reflect these fee rates.

Costs and Tax Consequences of the Reorganization

•

Subject to the fee waiver and/or reimbursement agreement between the Trust, on behalf of the Funds, and Carillon Tower, the Acquiring Fund will bear the costs of printing and mailing to the Target Fund’s shareholders the Information Statement and Prospectus and associated costs and all other expenses of the Reorganization, including (a) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the registration statement, and printing and distributing the Information Statement and Prospectus, and (b) legal and accounting fees and disbursements in connection with the Reorganization. The Acquiring Fund will pay these fees and expenses because the Reorganization will increase the asset size of the Acquiring Fund, and has the potential to result in economies of scale and lower expenses for the Acquiring Fund over time. These expenses are expected to be approximately $250,000. As a result of the fee waiver and/or expense reimbursement agreement, Carillon Tower is expected to pay the Reorganization-related fees and expenses. The costs of transitioning the Target Fund’s portfolio following Chartwell’s assumption of day to day portfolio management responsibilities for the Target Fund on January 18, 2025 were borne by the Target Fund.

•

The exchange of the Target Fund’s assets solely for the Acquiring Fund’s shares and the latter’s assumption of the Target Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended. The Trust expects that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

•

The Target Fund’s investment portfolio is substantially identical to that of the Acquiring Fund. Therefore, Carillon Tower and Chartwell believe that all of the Target Fund’s assets will be transferred to the Acquiring Fund, and Chartwell does not anticipate selling assets of the Target Fund in connection with the Reorganization. However, this expectation could change under certain market circumstances, including, for example, in response to significant market events. To the extent that the Target Fund has assets that will not be held by the Acquiring Fund, those assets will be sold before the Reorganization. In the event that assets of the Target Fund are sold before they are transferred to the Acquiring Fund, the Target Fund could recognize net capital gains, together with gains recognized earlier in the tax year, that would be taxable to Target Fund shareholders as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets, when distributed to them before the Reorganization. Alternatively, the disposition of assets before the Reorganization could result in the Target Fund selling securities at a disadvantageous time and realizing losses that otherwise would not have been realized. The Target Fund is not expected to recognize capital gains in connection with the Reorganization. The Target Fund recognized capital gains of approximately $103,451,423 or approximately $11.98 per share in connection with the transition of the Target Fund’s portfolio following Chartwell’s assumption of day-to-day portfolio management responsibilities for the Target Fund on January 18, 2025.

•

Upon assuming responsibility for the Target Fund on January 18, 2025, Chartwell transitioned the Target Fund’s portfolio to that of the Acquiring Fund. In connection with the transition, the Target Fund recognized net capital gains that will be taxable to shareholders as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets, when distributed to them prior to the Reorganization, unless shareholders hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The Target Fund will distribute these gains to shareholders in advance of the Reorganization.

Alternative to the Reorganization

•

If the Target Fund is not reorganized into the Acquiring Fund, the Board may take such further action as they may deem to be in the best interests of the Target Fund and the Acquiring Fund and their shareholders.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each class of shares of the Target Fund and the Acquiring Fund and the estimated pro forma fees and expenses of each class of shares of the Acquiring Fund after giving effect to the Reorganization. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts is available from your financial professional and on page C-1 of Appendix C of this Information Statement. Expenses for each share class are based on the operating expenses incurred by each such class of shares for the six-month period ended June 30, 2024, as disclosed in the Funds’ reports filed on Form N-CSR for that period. The pro forma fees and expenses of the Acquiring Fund assume that the Reorganization has been in effect for the period ended June 30, 2024.

Fees and Expenses	Carillon Chartwell Small Cap Fund Class A	Carillon Chartwell Small Cap Growth Fund Class A		Carillon Chartwell Small Cap Growth Fund Class A (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%	4.75%		4.75%
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	None	(a)	None	(a)
Redemption fee	None	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60	%(b)	0.60	%(b)
Distribution and Service (12b-1) Fees	0.25%	0.25%		0.25%
Other Expenses	0.30%	0.80	%(c)	0.30	%(c)
Recouped Fees Previously Waived and/or Reimbursed (d)	0.01%	0.00%		0.01%
Total Annual Fund Operating Expenses	1.16%	1.65%		1.16%
Fee Waiver and/or Expense Reimbursement	0.00%	(0.40	%)(e)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.16%	1.25%		1.16%

(a)

If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge (“CDSC”) at the time of sale.

(b)	Management Fees for the Acquiring Fund have been restated to reflect the current fees.
(c)	Other Expenses for the Class A, Class C and Class R-6 shares of the Acquiring Fund are estimated for the current fiscal year.
(d)

During the six-month period ended June 30, 2024, the Class A shares of the Target Fund paid amounts to Carillon Tower Advisers, Inc. (“Carillon”) that were previously waived and/or reimbursed under a contractual fee waiver/expense reimbursement agreement for the Target Fund. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fee is subject to recoupment by the Target Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the recoupment. Carillon’s right to seek reimbursement of fees waived or payments made to the Target Fund will terminate upon the consummation of the proposed Reorganization. However, as described below, Carillon has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Acquiring Fund, which is subject to recoupment within the following two fiscal years.

(e)

Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Acquiring Fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through May 1, 2026 as follows: Class A – 1.25%, Class C – 2.00%, Class I – 0.95% and Class R-6 – 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the Acquiring Fund’s Board of Trustees. Any reimbursement of Acquiring Fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by the Acquiring Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee recoupment.

Fees and Expenses	Carillon Chartwell Small Cap Fund Class C		Carillon Chartwell Small Cap Growth Fund Class C		Carillon Chartwell Small Cap Growth Fund Class C (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None		None		None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	1.00	%(a)	1.00	%(a)	1.00	%(a)
Redemption fee	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%		0.60	%(b)	0.60	%(b)
Distribution and Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.29%		0.79	%(c)	0.29	%(c)
Recouped Fees Previously Waived and/or Reimbursed (d)	0.01%		0.00%		0.01%
Total Annual Fund Operating Expenses	1.90%		2.39%		1.90%
Fee Waiver and/or Expense Reimbursement	0.00%		(0.39	%)(e)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.90%		2.00%		1.90%

(a)	If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b)	Management Fees for the Acquiring Fund have been restated to reflect the current fees.
(c)	Other Expenses for the Class A, Class C and Class R-6 shares of the Acquiring Fund are estimated for the current fiscal year.
(d)

During the six-month period ended June 30, 2024, the Class C shares of the Target Fund paid amounts to Carillon Tower Advisers, Inc. (“Carillon”) that were previously waived and/or reimbursed under a contractual fee waiver/expense reimbursement agreement for the Target Fund. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fee is subject to recoupment by the Target Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the recoupment. Carillon’s right to seek reimbursement of fees waived or payments made to the Target Fund will terminate upon the consummation of the proposed Reorganization. However, as described below, Carillon has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Acquiring Fund, which is subject to recoupment within the following two fiscal years.

(e)

Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Acquiring Fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through May 1, 2026 as follows: Class A – 1.25%, Class C – 2.00%, Class I – 0.95% and Class R-6 – 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the Acquiring Fund’s Board of Trustees. Any reimbursement of Acquiring Fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by the Acquiring Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee recoupment.

Fees and Expenses	Carillon Chartwell Small Cap Fund Class I	Carillon Chartwell Small Cap Growth Fund Class I		Carillon Chartwell Small Cap Growth Fund Class I (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None		None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None		None
Redemption fee\	None	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60	%(a)	0.60	%(a)
Distribution and Service (12b-1) Fees	0.00%	0.00%		0.00%
Other Expenses	0.31%	0.76%		0.31%
Recouped Fees Previously Waived and/or Reimbursed (b)	0.04%	0.00%		0.04%
Total Annual Fund Operating Expenses	0.95%	1.36%		0.95%
Fee Waiver and/or Expense Reimbursement	0.00%	(0.41	%)(c)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.95%	0.95%		0.95%

(a)	Management Fees for the Acquiring Fund have been restated to reflect the current fees.
(b)

During the six-month period ended June 30, 2024, the Class I shares of the Target Fund paid amounts to Carillon Tower Advisers, Inc. (“Carillon”) that were previously waived and/or reimbursed under a contractual fee waiver/expense reimbursement agreement for the Target Fund. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fee is subject to recoupment by the Target Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the recoupment. Carillon’s right to seek reimbursement of fees waived or payments made to the Target Fund will terminate upon the consummation of the proposed Reorganization. However, as described below, Carillon has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Acquiring Fund, which is subject to recoupment within the following two fiscal years.

(c)

Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Acquiring Fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through May 1, 2026 as follows: Class A – 1.25%, Class C – 2.00%, Class I – 0.95% and Class R-6 – 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the Acquiring Fund’s Board of Trustees. Any reimbursement of Acquiring Fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by the Acquiring Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee recoupment.

Fees and Expenses	Carillon Chartwell Small Cap Fund Class R-6	Carillon Chartwell Small Cap Growth Fund Class R-6		Carillon Chartwell Small Cap Growth Fund Class R-6 (pro forma)
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases (as a % of offering price)	None	None		None
Maximum deferred sales charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None	None		None
Redemption fee	None	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60	%(a)	0.60	%(a)
Distribution and Service (12b-1) Fees	0.00%	0.00%		0.00%
Other Expenses	0.21%	0.78	%(b)	0.21%
Recouped Fees Previously Waived and/or Reimbursed (c)	0.04%	0.00%		0.04%
Total Annual Fund Operating Expenses	0.85%	1.38%		0.85%
Fee Waiver and/or Expense Reimbursement	0.00%	(0.53	%)(d)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.85%	0.85%		0.85%

(a)	Management Fees for the Acquiring Fund have been restated to reflect the current fees.
(b)	Other Expenses for the Class A, Class C and Class R-6 shares of the Acquiring Fund are estimated for the current fiscal year.
(c)

During the six-month period ended June 30, 2024, the Class R-6 shares of the Target Fund paid amounts to Carillon Tower Advisers, Inc. (“Carillon”) that were previously waived and/or reimbursed under a contractual fee waiver/expense reimbursement agreement for the Target Fund. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fee is subject to recoupment by the Target Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the recoupment. Carillon’s right to seek reimbursement of fees waived or payments made to the Target Fund will terminate upon the consummation of the proposed

Reorganization. However, as described below, Carillon has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Acquiring Fund, which is subject to recoupment within the following two fiscal years.
(d)

Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Acquiring Fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through May 1, 2026 as follows: Class A – 1.25%, Class C – 2.00%, Class I – 0.95% and Class R-6 – 0.85%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the Acquiring Fund’s Board of Trustees. Any reimbursement of Acquiring Fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by the Acquiring Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee recoupment.

Example of Fund Expenses

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain the same; and

•	The contractual agreement to limit overall fund expenses remains in place for the term of the agreement.

Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Year 1	Year 3	Year 5	Year 10
Carillon Chartwell Small Cap Fund
Class A	$588	$826	$1,083	$1,817
Class C	$293	$597	$1,026	$2,412
Class I	$97	$303	$525	$1,166
Class R-6	$87	$271	$471	$1,049
Carillon Chartwell Small Cap Growth Fund
Class A	$596	$933	$1,294	$2,305
Class C	$303	$708	$1,240	$2,697
Class I	$97	$390	$705	$1,599
Class R-6	$87	$385	$705	$1,611
Pro forma Carillon Chartwell Small Cap Growth Fund (After Reorganization)
Class A	$588	$826	$1,083	$1,817
Class C	$293	$597	$1,026	$2,412
Class I	$97	$303	$525	$1,166
Class R-6	$87	$271	$471	$1,049

Fund Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. The Target Fund’s portfolio turnover rate was 7% of the average value of its portfolio for the fiscal year ended October 31, 2023, 4% of the average value of its portfolio for the period from October 31, 2023 through December 31, 2023, and 13% of the average value of its portfolio for the period ended June 30, 2024. The Acquiring Fund’s portfolio turnover rate was 72% of the average value of its portfolio for the fiscal year ended December 31, 2023, and 24% of the average value of its portfolio for the period ended June 30, 2024.

Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers

The Target Fund and the Acquiring Fund have identical investment objectives. Each Fund’s investment objective is to seek long-term capital appreciation. Because any investment involves risk, there can be no assurance that either Fund’s investment objective will be achieved. The investment objective of each Fund may be changed by the Board without shareholder approval.

The Funds have identical principal investment strategies. Each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The subadviser considers small capitalization companies to be those that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12-month period. Each Fund typically invests in common stocks, including U.S. dollar-denominated securities of issuers based outside the U.S. (“foreign issuers”). The subadviser for each Fund uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth. Each Fund may have significant exposure to the Health Care, Industrials and Information Technology sectors. However, as the sector composition of a Fund’s portfolio changes over time, a Fund’s exposure to these sectors may be lower at a future date and a Fund’s exposure to other market sectors may be higher. Each Fund has the ability to lend its securities to broker-dealers and other financial institutions to earn additional income.

Carillon Tower is each Fund’s investment adviser. Chartwell serves as subadviser to both of the Funds. Prior to January 18, 2025, Scout served as subadviser to the Target Fund, and managed the Target Fund pursuant to Scout’s investment process. On January 18, 2025, the same portfolio management team at Chartwell that manages the Acquiring Fund assumed the day-to-day portfolio management responsibilities for the Target Fund.

Additional information regarding the investment objective, principal investment strategies, advisers and portfolio managers of each Fund is set forth below:

Target Fund	Acquiring Fund
Carillon Chartwell Small Cap Fund	Carillon Chartwell Small Cap Growth Fund
Investment Objective

The investment objective of the Carillon Chartwell Small Cap Fund is to seek long-term capital appreciation.	The Carillon Chartwell Small Cap Growth Fund has the same investment objective.

The Carillon Chartwell Small Cap Fund’s investment objective is a non-fundamental policy that may be changed by its Board without shareholder approval.	The Carillon Chartwell Small Cap Growth Fund’s investment objective also is a non-fundamental policy that may be changed by the Board without shareholder approval.

Principal Investment Strategies

Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The fund’s subadviser considers small capitalization companies to be those that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12-month period (which was approximately $1.86 million and $17.4 billion as of December 31, 2023). The Russell 2000 Growth Index is reconstituted annually. Because the fund’s subadviser defines small capitalization companies by reference to an index, the range of market capitalization of companies in which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within the range of the Russell 2000 Growth Index at the time of purchase but whose current market capitalization may be outside of that range.

The fund typically invests in common stocks, including U.S. dollar denominated securities of issuers based outside the U.S. (“foreign issuers”). The fund may invest up to 20% of its assets in foreign issuers. The fund may have significant exposure to the Health Care, Industrials and Information Technology sectors. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to these sectors may be lower at a future date and the fund’s exposure to other market sectors may be higher. The sub-adviser also may purchase exchange-traded funds (“ETFs”) designed to track U.S. small-cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The fund’s subadviser uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth. Under normal market conditions, the subadviser expects that: (1) an investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) an investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the benchmark sector weight, or (ii) 25% of the total value of the assets in the portfolio.

Same.

The fund intends to hold some cash, short-term debt obligations, government securities, money market funds or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the fund attempts to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary defensive purposes.

The fund may lend its securities to broker-dealers and other financial institutions to earn additional income.

Temporary Defensive Strategy

As a temporary defensive measure because of market, economic or other conditions, each fund may invest up to 100% of its assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. Each fund may also invest its assets in cash, cash equivalent securities, repurchase agreements or money market instruments as a temporary defensive measure. To the extent that a fund takes such a temporary defensive position, its ability to achieve its investment objective may be affected adversely.	Same.

Additional Information Regarding Investment Strategies

Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The fund’s subadviser considers small capitalization companies to be those that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12-month period (which was approximately $1.86 million and $17.4 billion as of December 31, 2023). The Russell 2000 Growth Index is reconstituted annually. Because the fund’s subadviser defines small capitalization companies by reference to an index, the range of market capitalization of companies in which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within the range of the Russell 2000 Growth Index at the time of purchase but whose current market capitalization may be outside of that range.	Same

The fund typically invests in common stocks, including U.S. dollar-denominated securities of issuers based outside of the U.S. (“foreign issuers”). The fund may invest up to 20% of its assets in foreign issuers. The fund may have significant exposure to the Health Care, Industrials and Information Technology sectors. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to these sectors may be lower at a future date and the fund’s exposure to other market sectors may be higher.

The subadviser also may purchase ETFs designed to track U.S. small-cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The fund’s subadviser uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth. The portfolio managers initiate investment ideas opportunistically, when securities are attractively valued, yet concentrate holdings in companies best positioned for rapid growth. The subadviser’s investment process integrates the efforts of quantitative analysis, fundamental analysis and portfolio management.

Quantitative analysis: This process includes screening for inexpensive stocks using multiple parameters, and identifying companies priced with secular, sustainable growth, a sound economic foundation and proven management expertise and that offer attractive risk/reward characteristics.

Fundamental analysis: The subadviser conducts comprehensive business reviews to develop a sound understanding of a company’s business. The research process focuses on understanding the company’s business model, and the inherent strengths and potential weaknesses of a company’s business model. The research involves understanding the visibility and durability of a company’s growth opportunity, while identifying catalysts that could lead to an acceleration of a company’s growth profile.

Portfolio management: The subadviser constructs the fund’s final portfolio using a bottom-up approach to stock selection. The subadviser then considers the individual sector weightings within the portfolio, as well as the comparable sector weighting within the benchmark. The final portfolio will be diversified, investing in companies across each industrial sector. A number of factors including fundamentals, timing of catalysts, and growth prospects are considered when determining portfolio weightings.

When the subadviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the fund’s investment objective, the fund may invest some or all of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the fund takes a temporary defensive position, it may not achieve its investment objective.

Under normal market conditions, the subadviser expects that: (1) an investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) an investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the benchmark sector weight, or (ii) 25% of the total value of the assets in the portfolio.

Investment Adviser

Carillon Tower.	Same.

Investment Subadviser

Chartwell.	Same.

Portfolio Managers

Frank L. Sustersic, CFA® and Theresa H. Tran, CFA® are the Portfolio Managers of the fund and are jointly and primarily responsible for all aspects of the fund’s management. Mr. Sustersic and Ms. Tran have managed the fund since January 18, 2025.

Frank L. Sustersic, CFA®, has 35 years of investment experience. Mr. Sustersic earned a Bachelor of Science degree in Economics from The University of Pennsylvania and holds a Chartered Financial Analyst designation. From 2014 to February 2016, Mr. Sustersic worked as a Portfolio Manager at Lazard Asset Management. Prior to that, he worked as a Portfolio

Same, except that Mr. Sustersic and Ms. Tran have been jointly and primarily responsible for the day-to-day management of the Fund since July 2022. Mr. Sustersic served as the Portfolio Manager of the Predecessor Fund from its inception in 2017 through June 2022.

Manager at Turner Investments from 1994 to March 2014. In addition, Mr. Sustersic worked as a Portfolio Manager at First Fidelity Bank Corporation from 1989 to April 1994. Mr. Sustersic is a member of the CFA® Institute and the CFA® Society of Philadelphia.

Theresa H. Tran, CFA®, has 20 years of investment experience. Ms. Tran earned a Bachelor of Business Administration degree from Temple University, Fox School of Business and holds a Chartered Financial Analyst designation. From 2020 to June 2022, Ms. Tran worked as an Equity Research Analyst at Voya Investment Management. Prior to that, she worked as an Investment Analyst from 2017 to March 2020 at Chartwell. In addition, Ms. Tran was previously employed at Merck & Co., Inc. from 2016–August 2017 where she served as Associate Director of Strategy and Planning; American Century Investments from 2015–May 2016 where she served as an Investment Analyst; Turner Investments from 2007–May 2014 where she served as an Analyst; and Towers Watson from 2004 to June 2007 where she served as a Health and Welfare Associate. Ms. Tran is a member of the CFA® Institute and the CFA® Society of Philadelphia.

Additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of Fund shares is found in the SAI.

Comparison of Principal Risk Factors

The principal risks associated with investments in the Target Fund and the Acquiring Fund are the same, because the Funds have identical investment objectives and principal investment strategies, and the fundamental investment restrictions for the Funds are substantively similar but worded differently. These principal risks are described in the following table.

The greatest risk of investing in the Funds is that their returns could fluctuate and you could lose money. The Funds invest primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, each Fund’s net asset value (“NAV”) may also increase and decrease. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Funds. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize a Fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit a Fund. There is no assurance that the portfolio managers’ investment strategy will enable a Fund to achieve its investment objective. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the Funds are subject to the following primary risks.

The most significant risks of investing in the Funds as of the date of this Information Statement are listed first below followed by the remaining risks in alphabetical order. Each risk summarized below is considered a

“principal risk” of investing in the Funds, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

Market Risk

A fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur.

The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause a fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase a fund’s portfolio turnover, which could increase the costs that a fund incurs and lower a fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by a fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

•  Recent Market Events | Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in a fund may be increased. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the U.S. Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures could continue to cause an increase in interest rates and/or negatively impact issuers. It is difficult to accurately predict the pace at which interest rates might increase or start decreasing, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or reverse course. Additionally, various economic and political factors, such as rising inflation rates, could cause the Federal Reserve or other foreign banks to change their approach in the future as such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. It is difficult to predict the impact on various markets of significant rate increases or other significant policy changes.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; the rise in protectionist trade policies; changes to international trade agreements; risks associated with the trade agreement between the United Kingdom and the European Union the risks associated with ongoing trade negotiations with China; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.

Tensions, war or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. The potential for wider conflict has had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility in the financial markets. The extent and duration of ongoing hostilities and military actions and the repercussions of such actions are impossible to predict. These events have resulted in and could continue to result in significant market disruptions, including certain industries and sectors such as the oil and gas markets, and may further strain global supply chains and negative affect inflation and global growth. The resulting adverse market conditions could be prolonged. Those events present material uncertainty and risk with respect to markets globally and the performance of a fund and its investments or operations could be negatively impacted whether or not a fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to a fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit a fund’s ability topursue its investment strategies or make certain investments, or may make it more costly for a fund to operate, which may impact performance. Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of a fund. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of a fund. As artificial intelligence is used more widely, the value of a fund’s holdings may be impacted, which could impact the overall performance of a fund.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time. China’s economy, which has been sustained largely through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. Due to the size of China’s economy, such a slowdown could impact financial markets and the broader economy.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Equity Securities Risk

A fund’s equity securities investments are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. A fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. A fund may invest in the following equity securities, which may expose a fund to the following additional risks:

•  Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

Growth Stocks Risk	Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The price of a growth company’s stock may fail or not approach the value that has been placed on it. If a growth investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style.

Foreign Securities Risk	Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc. Foreign security risk may also apply to ADRs, GDRs and EDRs.

Management and Strategy Risk	The value of your investment depends on the judgment of the subadviser about the quality, relative yield or value of, or market trends affecting, a particular security, industry, sector, region, or market segment, or about the economy or interest rates generally. This judgment may prove to be incorrect or otherwise may not produce the intended results, which may result in losses to the fund. Investment strategies employed by the subadviser in selecting investments for a fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Investing in other Investment Companies, including ETFs

Investments in the securities of other investment companies, including money market funds and exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations. Investments in other investment companies will subject a fund to the risks of the types of investments in which the investment companies invest including, for certain ETF investments, natural resources and precious metals companies and direct investments in gold and silver.

As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund’s investment will typically decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Sector Risk

A fund may hold a significant amount of investments in issuers conducting business in a related group of industries within the same economic sector, which may be similarly affected by particular economic or market events. To the extent a fund has substantial holdings within a particular sector, the risks to a fund associated with that sector increase and a fund may perform poorly during a downturn in one or more of the industries within that sector. In addition, when a fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if a fund invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As a fund’s portfolio changes over time, a fund’s exposure to a particular sector may become higher or lower.

•  Health care sector | The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are (1) heavily dependent on patent protection and intellectual property rights, such that the expiration of a patent or other impairment of intellectual property rights may adversely affect their profitability, (2) subject to extensive litigation based on product liability and similar claims, and (3) subject to competitive forces that may make it difficult to raise prices and mayresult in price discounting. Health care companies may also be thinly capitalized and susceptible to product obsolescence. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers having their principal activities in the biotechnology industry or in medical laboratories and research, which pose additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one or more of its products becomes obsolete or proves unsafe, ineffective or unprofitable. Many biotechnology companies invest heavily in research and development, and their products or services may not prove commercially successful or may become obsolete quickly due to technological change. Biotechnology companies can also be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs. Biotechnology companies are subject to regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities. A biotechnology company may be unable to raise prices on its products or services to cover its development and regulatory costs because of managed care pressure or price controls. Biotechnology stocks, especially those issued by smaller, less-seasoned companies, can be more volatile than the overall market.

•  Industrials sector | Companies in the industrials sector may be adversely affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, commodity prices, which may be influenced or characterized by unpredictable factors, legislation, government regulation and spending, import controls, and worldwide competition. In addition, companies in the industrials sector may be adversely affected by liability for environmental damages, product liability claims, mandated expenditures for safety and pollution control, and exchange rates. These companies are affected by supply and demand for industrial sector products in general. The products of companies in the industrials sector also may face product obsolescence due to rapid technological developments and frequent new product introduction. The industrials sector includes companies engaged in the construction, engineering, machinery, energy services, transportation, professional services, and aerospace and defense industries.

•  Information technology sector | The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment, instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector also may be subject to increased government scrutiny or adverse government regulatory action. Additionally, companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Securities Lending Risk	A fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of a fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A fund will be responsible for the risks associated with the investment of cash collateral. A fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. There is a risk that a borrower may default on its obligations to return loaned securities; however, a fund’s securities lending agent may indemnify the fund against that risk. There is a risk that the assets of a fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the fund. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a fund’s ability to vote proxies or to settle transactions, and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to a fund before an ex-dividend date, the payment in lieu of the dividend that the fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Small-Cap Company Risk	Investments in small-cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in small-cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies. Generally, the smaller the company size, the greater these risks.

Comparison of Investment Restrictions and Limitations

The investment restrictions and limitations for the Funds are substantively similar but worded differently. The fundamental investment restrictions of each Fund may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”). Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the vote, at a meeting of security holders duly called, of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Each Fund also has adopted non-fundamental investment restrictions, which may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy. Each investment restriction and limitation for the Funds may be found in their combined SAI. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

Investment Restriction	Carillon Chartwell Small Cap Fund	Carillon Chartwell Small Cap Growth Fund
Fundamental Investment Policies

Senior Securities Borrowing	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The fund may not issue senior securities, borrow money or pledge its assets, except that (i) the fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount

	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	borrowed); and (ii) this restriction shall not prohibit the fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Commodities	The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.	The fund may not purchase or sell commodities or commodity futures contracts (although the fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

Concentration	The Fund may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.	The fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities).

Diversification	Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed	The fund may not, with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund’s total

	by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of a fund’s total assets would be invested in the securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer.	assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Loans, Repurchase Agreements and Loans of Portfolio Securities	The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the fund’s net assets.

Real Estate	The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the funds may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.	The fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”).

Underwriting	The Fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.	The fund may not act as underwriter, except to the extent the fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.

Non-Fundamental Investment Policies

Investing in Illiquid Securities	The Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including privately placed securities.	The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Investing in Investment Companies	The Fund may invest in securities issued by other investment companies as permitted by the 1940 Act, and the rules thereunder and any exemptive relief.	None.

Comparative Performance Information

After the Reorganization, the Acquiring Fund will be the accounting survivor. This means that the Acquiring Fund will retain is historical investment performance and returns.

Carillon Chartwell Small Cap Fund

The bar chart that follows illustrates annual returns for the Target Fund for the periods ended December 31. The table that follows compares the Target Fund’s returns for various periods with those of its benchmark index. On January 18, 2025, Chartwell began managing the Target Fund’s assets. Performance for periods prior to January 18, 2025 reflects the Target Fund’s performance under the management of its prior subadviser. This information is intended to give you some indication of the risk of investing in the Target Fund by demonstrating how its returns have varied over time. The bar chart shows the performance of the Target Fund’s Class I shares from one year to another.

The Class I shares of the Target Fund have adopted the performance history and financial statements of the shares of the Target Fund’s predecessor. Each of the Target Fund’s share classes is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes do not have the same sales charges and expenses. The Target Fund’s past performance (before and after taxes) is not necessarily an indication of how the Target Fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

Carillon Chartwell Small Cap Fund – Calendar Year Total Returns (Class I)

40%
30%
20%
10%
0%
-10%
-20%
-30%
0.63%
12.51%
31.87%
-5.13%
20.91%
35.69%
9.11%
-23.31%
9.99%
20.61%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter (% and quarter end date) 34.38% (December 31, 2020)	Worst Quarter (% and quarter end date) (26.50)% (March 31, 2020)

Carillon Chartwell Small Cap Fund- Average Annual Total Returns

(For the periods ended December 31, 2024)

Share Class	Inception Date	1-yr	5-yr	10-yr	Lifetime (if less than 10 yrs)
Class I – Before Taxes	7/2/01	20.61%	8.54%	9.91%
After Taxes on Distributions		[ ]%	[ ]%	[ ]%
After Taxes on Distributions and Sale of Fund Shares		[ ]%	[ ]%	[ ]%
Class A – Before Taxes	11/20/17	14.61%	7.23%		8.24%
Class C – Before Taxes	11/20/17	19.46%	7.46%		7.43%
Class R-6 – Before Taxes	11/20/17	20.70%	8.64%		8.61%

Index (Reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	10-yr	Lifetime (From Inception Date of Class A, Class C and Class R-6 Shares)
Russell 2000 Growth Index	15.15%	6.86%	8.09%	7.55%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Target Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Class I only and after-tax returns for Class A, Class C and Class R-6 will vary. The return after taxes on distributions and sale of Target Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Target Fund shares at the end of the measurement period.

Carillon Chartwell Small Cap Growth Fund

The Acquiring Fund is the successor to the Chartwell Small Cap Growth Fund (“Predecessor Fund”) pursuant to a reorganization involving the Acquiring Fund and the Predecessor Fund that occurred on July 1, 2022 (the “Chartwell Fund Reorganization”). The Class I shares of the Acquiring Fund have adopted the performance history and financial statements of the Predecessor Fund. Prior to April 26, 2024, the Class I shares of the Acquiring Fund were designated as Class Chartwell shares. Prior to the date of the Chartwell Fund Reorganization, the Acquiring Fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to the Chartwell Fund Reorganization (the Acquiring Fund’s commencement of operations) is historical information for the Predecessor Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the Acquiring Fund should be read to include the Predecessor Fund.

The bar chart that follows illustrates annual fund returns for the Acquiring Fund for the periods ended December 31. The table that follows compares the Acquiring Fund’s returns for various periods with those of its benchmark index. This information is intended to give you some indication of the risk of investing in the Acquiring Fund by demonstrating how its returns have varied over time. The bar chart shows the Acquiring Fund’s Class I share performance from one year to another.

Performance information is not shown for the Acquiring Fund’s Class A, Class C and Class R-6 shares because those share classes do not yet have one calendar year of performance. The Acquiring Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

Carillon Chartwell Small Cap Growth Fund – Calendar Year Total Returns (Class I)

50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-8.37%
27.38%
42.44%
16.47%
-30.83%
22.41%
36.02%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Best Quarter (% and quarter end date) 27.67% (June 30, 2020)	Worst Quarter (% and quarter end date) (22.31)% (December 31, 2018)

Carillon Chartwell Small Cap Growth Fund- Average Annual Total Returns

(For the periods ended December 31, 2024)

Share Class	1-yr	5-yr	Since Inception (June 16, 2017)
Class I – Before Taxes	36.02%	13.82%	12.84%
After Taxes on Distributions	[ ]%	[ ]%	[ ]%
After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%

Index (Reflects no deduction for fees, expenses or taxes)	1-yr	5-yr	Since Inception (June 16, 2017)
Russell 2000 Growth Index	15.15%	6.86%	8.18%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Acquiring Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). The return after taxes on distributions and sale of Acquiring Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Acquiring Fund shares at the end of the measurement period.

Capitalization

The following table shows the capitalization of the Target Fund and the Acquiring Fund as of December 31, 2024 and of the Acquiring Fund on a pro forma combined basis as of that date, after giving effect to the Reorganization. The table is for informational purposes only. The capitalization of the Funds is likely to be different on the Closing Date due to purchase and redemption activity in the Funds.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Carillon Chartwell Small Cap Fund – Class A	$14,724,021.53	$28.75	512,184.433
Carillon Chartwell Small Cap Growth Fund – Class A	$33,532.93	$16.89	1,985.484
Adjustments (a)	$0.00	$0.00	359,575.166
Pro forma Carillon Chartwell Small Cap Growth Fund – Class A (After Reorganization)	$14,757,554.46	$16.89	873,745.083
Carillon Chartwell Small Cap Fund – Class C	$1,083,262.20	$26.94	40,213.409
Carillon Chartwell Small Cap Growth Fund – Class C	$12,026.41	$16.87	712.691
Adjustments (a)	$0.00	$0.00	23,999.129
Pro forma Carillon Chartwell Small Cap Growth Fund – Class C (After Reorganization)	$1,095,288.61	$16.87	64,925.229
Carillon Chartwell Small Cap Fund – Class I	$235,024,618.37	$29.33	8,013,546.163
Carillon Chartwell Small Cap Growth Fund – Class I	$31,277,432.94	$16.89	1,852,013.590
Adjustments (a)	$0.00	$0.00	5,901,287.571
Pro forma Carillon Chartwell Small Cap Growth Fund – Class I (After Reorganization)	$266,302,051.31	$16.89	15,766,847.324
Carillon Chartwell Small Cap Fund – Class R-6	$2,967,232.93	$29.57	100,358.595
Carillon Chartwell Small Cap Growth Fund – Class R-6	$12,120.89	$16.88	718.194
Adjustments (a)	$0.00	$0.00	75,425.215
Pro forma Carillon Chartwell Small Cap Growth Fund – Class R-6 (After Reorganization)	$2,979,353.82	$16.88	176,502.004

(a)

No NAV adjustments were made because net assets will transfer over to the pro forma Carillon Chartwell Small Cap Growth Fund at the Carillon Chartwell Small Cap Fund’s NAV at the time of the Reorganization.

(b)

The costs of the Reorganization to be allocated to the Carillon Chartwell Small Cap Growth Fund are not shown as an adjustment because, as a result of the expense limitation arrangement in effect for the Carillon Chartwell Small Cap Growth Fund, those costs are ultimately expected to be borne by Carillon Tower. Audit, legal and third-party service provider fees and expenses are expected to be approximately $250,000.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Reorganization Plan

The terms and conditions under which the Reorganization will be completed are contained in the Reorganization Plan. The following summary thereof is qualified in its entirety by reference to the Reorganization Plan, a copy of the form of which is attached to this Information Statement as Appendix A.

The Reorganization Plan provides for the Reorganization to occur following the close of business on or about April 25, 2025. The Reorganization Plan provides that, in the Reorganization, the Target Fund will transfer all of its assets to the Acquiring Fund at the close of business (or other time determined by the Trust) on the Closing Date. In exchange for that transfer of assets, the Acquiring Fund will simultaneously (1) issue the number of full and fractional Class A, Class C, Class I and Class R-6 shares of the Acquiring Fund equal in aggregate value to the Target Fund’s aggregate NAV (i.e., the value of the transferred assets less the amount of the Target Fund’s liabilities) attributable to the Class A, Class C, Class I and Class R-6 shares of the Target Fund on the Closing Date and (2) assume all of the liabilities of the Target Fund. Immediately thereafter, the Target Fund will distribute the Class A, Class C, Class I and Class R-6 shares of the Acquiring Fund to the Target Fund’s shareholders as of the close of business on the Closing Date, by the Trust’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders (except shareholders in whose names accounts thereon already exist) and crediting each shareholder’s newly opened (or pre-existing) account with the respective pro rata number of full and fractional Class A, Class C, Class I and Class R-6 shares of the Acquiring Fund due the shareholder, in complete liquidation (for federal tax purposes) of the Target Fund. As a result, immediately after the Reorganization, those shareholders of the Target Fund’s Class A, Class C, Class I and Class R-6 shares will own Class A, Class C, Class I and Class R-6 shares, as applicable, of the Acquiring Fund having an aggregate value equal to the aggregate value of his or her Target Fund shares held immediately prior to the Reorganization. No sales charges will be imposed in connection with the receipt of Acquiring Fund shares by shareholders of a Target Fund. Shares will be held in book entry form only. Paper certificates will not be issued. After such distribution, the Trust will take all necessary steps to effect a complete dissolution of the Target Fund (which will be treated as a complete liquidation thereof for federal tax purposes, within the meaning of applicable regulations).

Until the day prior to the Closing Date, shareholders of the Target Fund will continue to be able to redeem their Target Fund shares at the NAV per share next determined after the receipt by the transfer agent of a redemption request in prior form. Redemption requests received by the transfer agent on or after the Closing Date will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding Class A, Class C, Class I and Class R-6 shares of the Target Fund will be canceled on the Target Fund’s shareholder records, which will be permanently closed. Target Fund shareholders will be free to redeem the Class A, Class C, Class I and Class R-6 shares of the Acquiring Fund that they receive in the Reorganization at their then-current NAV. Shareholders of the Target Fund may wish to consult their tax advisers as to any different consequences of redeeming their Target Fund shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization Plan may be terminated or delayed and may be abandoned or postponed by the Board at any time before the Closing Date, if circumstances develop that, in the Board’s judgment, make proceeding with the Reorganization inadvisable for either Fund. The completion of the Reorganization is subject to a number of conditions, including the receipt of a legal opinion from counsel to the Trust with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization” below). In addition, the Reorganization Plan requires that the Target Fund will have distributed by the Closing Date substantially all of its taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for all federal income tax periods through the Closing Date so that the Target Fund will have not federal income or excise tax liability at the time of its Reorganization. In the event that the Target Fund must make a distribution to its shareholders by the Closing Date of all undistributed net income and net capital gains, including net capital gains realized by the Target Fund, if any, in connection with certain changes made to its portfolio following the change of its portfolio management to Chartwell on January 18, 2025, such distribution will be taxable to shareholders as ordinary income and/or long-term capital gain depending on the Target Fund’s holding period for such assets, unless shareholders hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. Assuming satisfaction of the conditions in the Reorganization Plan, the Closing Date of the Reorganization is expected to be after the close of business on or about April 25, 2025, or another date determined by the Trust.

Subject to the fee waiver and/or reimbursement agreement between the Trust, on behalf of the Funds, and Carillon Tower, the Acquiring Fund will bear the costs of printing and mailing to the Target Fund’s shareholders the Information Statement and Prospectus and associated costs and all other expenses of the Reorganization, including (a) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the registration statement, and printing and distributing the Information Statement and Prospectus, and (b) legal and accounting fees and disbursements in connection with the Reorganization. The Acquiring Fund will pay these fees and expenses because the Reorganization will increase the asset size of the Acquiring Fund, and has the potential to result in economies of scale and lower expenses for the Acquiring Fund over time. These expenses are expected to be approximately $250,000. As a result of the fee waiver and/or expense reimbursement agreement, Carillon Tower is expected to pay the Reorganization-related fees and expenses. The costs of transitioning the Target Fund’s portfolio following Chartwell’s assumption of day to day portfolio management responsibilities for the Target Fund on January 18, 2025 were borne by the Target Fund.

Description of the Securities to Be Issued

In accordance with the procedures provided for in the Reorganization Plan, the shareholders of the Target Fund will receive shares of the same class with the same aggregate value of the Acquiring Fund that the shareholder holds in the Target Fund immediately prior to the Reorganization, as set forth below:

Target Fund	g	Acquiring Fund
Class A shares	g	Class A shares
Class C shares	g	Class C shares
Class I shares	g	Class I shares
Class R-6 shares	g	Class R-6 shares

Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Reorganization Plan will be validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights. Shares will be sold and redeemed based upon their NAV next determined after receipt of the purchase or redemption request, as described in Appendix C  to this Information Statement.

Board Considerations

The Board met on November 14, 2024 to consider the Reorganization. Based upon the recommendation of Carillon Tower, the Board’s evaluation of the relevant information prepared by Carillon Tower and presented to the Board in advance of the meeting, and in light of its fiduciary duties, the Board, including all of the trustees who are not “interested persons” of the Trust under the 1940 Act, unanimously determined that the Reorganization is in the best interests of the Target Fund, the Acquiring Fund and their respective shareholders and that the interests of existing Target Fund and Acquiring Fund shareholders will not be diluted as a result of the Reorganization.

In approving the Reorganization, the Board recognized that Carillon Tower considered various alternatives to the Reorganization. The Board considered the terms of the Reorganization and determined that the Reorganization would provide Target Fund shareholders with the options of (1) continuing to pursue their investment objective through a combined fund with stronger performance and greater potential for asset growth that pursues an identical investment objective on a tax-free basis or (2) for any shareholders who did not wish to participate in the Reorganization, redeeming their investment in the Target Fund or exchanging their Target Fund shares for shares of another fund in the Carillon Family of Funds, which might have tax consequences for them. The Board further considered that Target Fund shareholders were free to redeem their shares at any time before or after the Reorganization.

In approving the Reorganization, the Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive. The determinations were made on the basis of the business judgment of the Board after consideration of all of the factors taken as a whole, though individual members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The Terms and Conditions of the Reorganization. The Board considered the terms of the Reorganization Plan, and, in particular, that the transfer of the assets of the Target Fund will be in exchange for classes of shares of the Acquiring Fund and the Acquiring Fund’s assumption of all liabilities of the Target Fund. The Board also considered the fact that no sales charges would be imposed in connection with the Reorganization. In addition, the Board noted that pursuant to the Reorganization Plan, each Target Fund shareholder would receive the aggregate value of shares of the corresponding class(es) of the Acquiring Fund as the aggregate value of shares of the class(es) of the Target Fund that the shareholder holds immediately prior to the Reorganization. As a result, the Board considered that the interests of each Fund’s shareholders would not be diluted as a result of the Reorganization.

Investment Objectives, Policies and Limitations and Continuity of Subadvisers. The Board considered that, at the time of the Reorganization, the Funds would have the same investment objective, the same policy of investing 80% of their net assets in common stocks of small capitalization U.S. companies, and the same investment strategies and risks. The Board also considered that the Funds’ fundamental investment restrictions are substantially similar, but worded differently.

The Board considered that, after the Reorganization, the Acquiring Fund would continue to pursue its current investment objective and investment strategy. The Board also considered that it had approved the appointment of Chartwell as the subadviser to the Target Fund, effective January 18, 2025, and the same portfolio managers that currently serve as the portfolio managers of the Target Fund would continue to manage the Acquiring Fund after the Reorganization.

Comparison of Fund Performance. The Board considered that, as of September 30, 2024, the Acquiring Fund had stronger overall performance during the time periods considered and a superior ranking within the Acquiring Fund’s peer group than the Target Fund had within the Target Fund’s peer group. The Board considered that the Acquiring Fund will be the accounting survivor of the Reorganization. This means that the Acquiring Fund will retain its historical investment performance and returns.

Net Assets and Portfolio Composition. The Board considered that, as of September 30, 2024, the asset size of the Target Fund and the Acquiring Fund were approximately $283.35 million and $22.21 million, respectively, with a combined Fund size of approximately $305.56 million after the Reorganization.

Relative Expense Ratios and Continuation of Waiver Agreements. The Board considered that, effective January 18, 2025, the contractual management fee rate and subadvisory fee rate schedules for the Funds would be identical, as the Acquiring Fund’s contractual management fee rate schedule and subadvisory fee rate schedule would be lowered to match those of the Target Fund. The Board reviewed information regarding comparative expense ratios.

The Board also considered that, effective January 18, 2025, Carillon Tower had contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Funds to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through May 1, 2026 as follows:

Contractual Expense Limitations
Class A	Class C	Class I	Class R-6
1.25%	2.00%	0.95%	0.85%

The Board considered that, while the annual fund operating expense ratio after fee waivers and/or expense reimbursements (“Net Expense Ratio”) for the Class I and Class R-6 shares of the Target Fund is identical to the Net Expense Ratio for the corresponding share class of the Acquiring Fund, the Net Expense Ratio for the Target Fund’s Class A and Class C shares as of June 30, 2024 was lower than that of the Acquiring Fund because those share classes were operating at a level below the expense cap. The Board considered that, following the Reorganization, the Net Expense Ratio for each share class of the Acquiring Fund is expected to be identical to the Net Expense Ratio for the corresponding share class of the Target Fund as of June 30, 2024.

Economies of Scale. The Board considered that, after giving effect to the Reorganization, the Acquiring Fund may achieve economies of scale in connection with an increase in its asset size.

Benefits to Carillon Tower and Chartwell. The Board considered Carillon Tower’s representation that the Reorganization is in the best interests of both the Target Fund and the Acquiring Fund and their respective shareholders as it will enhance the size of the Acquiring Fund with the potential to result in lower expenses for shareholders of both Funds over time. The Board also considered that shareholders of the Target Fund would benefit from the stability of the Acquiring Fund’s portfolio management team prior to the Reorganization, the reduced administrative burden on Carillon Tower and Chartwell of operating a single Fund and participation in a Fund with stronger performance, peer group rankings and the likelihood of asset growth.

The Board considered that the Acquiring Fund currently was not profitable, but that the Reorganization would increase the asset size of the Acquiring Fund to a point that it would be eligible for offering on financial intermediary platforms, potentially increasing its profitability. The Board also considered that Carillon Tower and its affiliates would benefit from a streamlined fund line-up and a reduction of the number of small capitalization fund products in the Carillon Family of Funds, and that the Reorganization would eliminate the costs of running the Target Fund. The Board considered that the share classes of the Acquiring Fund are expected to continue to operate below or slightly above their expense cap limits after the Reorganization, reducing the fee waivers paid by Carillon Tower.

Tax Consequences. The Board considered that the Reorganization is expected to be free from adverse federal income tax consequences for each Fund and its respective shareholders.

Expenses Relating to Reorganization. The Board considered that the Acquiring Fund will pay all fees and expenses of the Reorganization, including, but not limited to, audit fees, legal fees and third-party service provider fees and expenses. The Board considered that portfolio transition costs incurred in connection with the assumption of subadvisory responsibilities by Chartwell on January 18, 2025 would be paid by the Target Fund. The Board also considered that costs associated with the Reorganization would be subject to the fee waiver and/or expense reimbursement agreement between the Trust and Carillon Tower.

Other Alternatives. The Board considered the alternatives to the Reorganization that were identified by Carillon Tower. After considering the merits and viability of these other alternatives, the Board agreed with Carillon Tower’s assessment that the possible alternatives, including liquidation of the Acquiring Fund, were less desirable than the Reorganization.

Federal Income Tax Consequences of the Reorganization

The exchange of the Target Fund’s assets solely for the corresponding Acquiring Fund’s shares and the latter’s assumption of the Target Fund’s liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”). As a condition to consummation of the Reorganizations, each Fund will receive an opinion from K&L Gates LLP, the Trust’s counsel (“Opinion”), substantially to the effect that – based on the facts and assumptions stated therein and conditioned on the representations and warranties made in the Reorganization Plan and in separate letters, if requested, addressed to the Trust’s counsel being true and complete immediately after the close of business on the Closing Date (“Effective Time”) and consummation of the Reorganization in accordance with the Reorganization Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that Acquiring Trust’s counsel has not approved) – for federal income tax purposes:

(a)

The Acquiring Fund’s acquisition of the Target Fund’s assets in exchange solely for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities, followed by the Target Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of the Target Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(b)

The Target Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund’s shares and its assumption of the Target Fund’s liabilities or on the subsequent distribution of those shares to the Target Fund’s shareholders in exchange for their Target Fund shares;

(c)	The Acquiring Fund will recognize no gain or loss on its receipt of the Target Fund’s assets in exchange solely for the Acquiring Fund’s shares and its assumption of the Target Fund’s liabilities;

(d)

The Acquiring Fund’s basis in each asset it receives from the Target Fund will be the same as the Target Fund’s basis therein immediately before the Reorganization, and the Acquiring Fund’s holding period for each such asset will include the Target Fund’s holding period therefor (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);

(e)	A Target Fund shareholder will recognize no gain or loss on the exchange of all its Target Fund shares solely for the Acquiring Fund’s shares pursuant to the Reorganization; and

(f)

A Target Fund shareholder’s aggregate basis in the corresponding Acquiring Fund’s shares it receives in the proposed Reorganization will be the same as the aggregate basis in its Target Fund shares it actually or constructively surrenders in exchange for those Acquiring Fund shares, and its holding period for those Acquiring Fund shares will include, in each instance, its holding period for those Target Fund shares, provided the shareholder holds them as capital assets at the Effective Time.

Notwithstanding clauses (b) and (d), the Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Target Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof under a mark-to-market system of accounting.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Target Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become subject to limitations on their use to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Target Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Target Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Target Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Target Fund shareholders.

Form of Organization and Rights of Shareholders of the Funds

The Trust is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. The Target Fund and the Acquiring Fund are separate series of the Trust. The Trust’s Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”) authorizes the Board to issue shares in different series and classes. In addition, the Declaration of Trust authorizes the Board to name the preferences, voting powers, rights, and privileges of the shareholders of each series and class. The Trust may issue an unlimited number of authorized shares of beneficial interest. The Declaration of Trust provides that the Board may, without shareholder approval, reorganize any series of the Trust into another business entity, including another series of the Trust, so long as such business entity is an investment company registered under the 1940 Act, and the series receive adequate consideration as determined by the Board.

The Trust’s operations are governed by its Declaration of Trust and Amended and Restated By-laws and applicable Delaware law. The operations of the Trust are also subject to the provisions of the 1940 Act and the rules and regulation thereunder. The chart below describes some of your rights as either a Target Fund or Acquiring Fund shareholder.

Category	Target Fund and Acquiring Fund
Par Value	Each share has no par value.
Preemptive Rights	None.
Preference	None.
Appraisal Rights	None.
Conversion Rights	None.
Exchange Rights (not including the right to exchange among Funds)	None.

Shareholder Rights	Shares shall be deemed to be personal property giving only the rights provided in the Declaration of Trust. No rights or title in any assets of any series or the Trust generally, or right to call for a partition or division of the same or for an accounting, or under contracts entered into by the Trust.
Personal Liability of Shareholders	None.
Annual Meetings	No annual meetings unless required by law.
Right to Call Meeting of Shareholders	Shall be called upon request of shareholders owning at least 25% of shares entitled to vote.
Notice of Meetings	Provided personally, by mail or by other written or electronic communication at least 15 days prior to the meeting and not more than 120 days prior to the meeting.
Record Date for Meetings	Trustees may fix in advance a date not more than 120 days before the meeting.
Election of Trustees	Requires plurality.
Adjournment of Meetings	The chairman of the meeting.
Removal of Trustees by Shareholders	May be removed at a shareholder meeting by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust.
Shareholder Derivative Lawsuits	In addition to the requirements set forth in the Delaware Statutory Trust Act, prior to bringing a derivative action, a demand by no fewer than three unaffiliated and unrelated shareholders must be made on the Trustees, and generally at least 10% of shareholders must join the request for the Trustees to commence the action. The Trustees may review and reject the demand after evaluation.

Purchase and Sale of Target Fund and Acquiring Fund Shares

You may purchase, redeem, or exchange Class A, C, and I shares of a Fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.

Tax Information

The dividends you receive from a Fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Service Providers

The Adviser

Carillon Tower, also doing business as Raymond James Investment Management, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser and administrator for the Funds. Carillon Tower manages, supervises and conducts the business and administrative affairs of the Funds. Carillon Tower is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2024, Carillon Tower and its investment management affiliates collectively had approximately $117 billion in assets under management.

Carillon Tower is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. On behalf of each Fund, either an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the National Futures Association or registration is not applicable with respect to the Fund, and Carillon Tower is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to the Funds.

Management and Administrative Fees

The basis for the Board’s approval of the Investment Advisory Agreement with Carillon Tower with respect to the Funds, and the Subadvisory Agreement between Carillon Tower and Chartwell with respect to the Funds, is contained in the Funds’ annual report for the 12 month period ended December 31, 2024.

Each Fund pays a fee to Carillon Tower for management services. Each Fund’s Investment Advisory Agreement with Carillon Tower provides for the Fund to pay Carillon Tower an annualized fee equal to 0.60% on the Fund’s average daily net assets. Carillon Tower, in turn, will pay a fee to Chartwell for serving as subadviser equal to the fee schedules set forth in the preceding sentence. The Funds pay to Carillon Tower, and Carillon Tower pays to Chartwell, with respect to each Fund, an annualized fee equal to 0.60% on the first $500 million of the Funds’ average daily net assets, 0.55% on the next $500 million of the Funds’ average daily net assets, and 0.50% on the Funds’ average daily net assets over $1 billion. Prior to January 18, 2025, the Acquiring Fund paid to Carillon Tower, and Carillon Tower paid to Chartwell, an annualized fee equal to 0.75% on all assets.

The tables below contain the investment advisory fee rate for each Fund as a percentage of each Fund’s average daily net assets, which takes into account breakpoints, as applicable and, in the case of the Acquiring Fund, takes into account the restated investment advisory fee rate effective January 18, 2025. As the Funds have breakpoints in their fee rate, the advisory fee rate may decline as assets increase. Information is shown for the fiscal year ended December 31, 2023, and the fiscal period ended June 30, 2024.

Fee Rates Charged for the Fiscal Year Ended December 31, 2023

Fund	Contractual Rate	Waivers	Aggregate Rate
Carillon Chartwell Small Cap Fund	0.60%	0.00%	0.60%
Carillon Chartwell Small Cap Growth Fund	0.75%	-0.75%	0.00%

Fee Rates Charged for the Fiscal Period Ended June 30, 2024

Fund	Contractual Rate	Waivers	Aggregate Rate
Carillon Chartwell Small Cap Fund	0.60%	0.00%	0.60%
Carillon Chartwell Small Cap Growth Fund	0.75%	-0.75%	0.00%

The Funds have each entered into an Administration Agreement with Carillon under which each Fund pays Carillon for various administrative services at a rate of 0.10% of the average daily net assets for all share classes.

As a Fund’s asset levels change, its fees and expenses may differ from those reflected in the Fund’s fee tables. For example, as asset levels decline, expense ratios may increase. Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the Funds to the extent that annual operating expenses of each class exceed a percentage of the class’s average daily net assets through May 1, 2026, as follows:

	Class A	Class C	Class I	Class R-6
Carillon Chartwell Small Cap Fund	1.25%	2.00%	0.95%	0.85%
Carillon Chartwell Small Cap Growth Fund	1.25%	2.00%	0.95%	0.85%

For each Fund, the expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest costs and extraordinary expenses.

The contractual fee waivers can be changed only with the approval of a majority of the Board. Any reimbursement of Fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to recoupment by the Fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fund recoupment. The amount of the subadvisory fee paid by Carillon Tower to Chartwell is reduced by the amount of the fees waived and/or expenses reimbursed by Carillon Tower and Carillon Tower provides to Chartwell and any recoupment that Carillon Tower receives from the Funds. Carillon Tower’s right to seek reimbursement of fees waived or payments made to the Target Fund will terminate upon the consummation of the proposed Reorganization.

The Subadviser

Carillon Tower has selected Chartwell as a subadviser to provide investment advice and portfolio management services to the Funds. Chartwell’s address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

Information about the portfolio managers who are primarily responsible for overseeing the Funds’ investments is discussed in “Comparison of Investment Objectives, Policies, Strategies, Advisers and Portfolio Managers” above. The Funds’ SAI, dated April 26, 2024, which is incorporated by reference into this Information Statement, provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Funds.

The Funds currently operate in a multi-manager structure pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”). The order permits Carillon Tower, subject to certain conditions, to enter into new or modified subadvisory agreements with existing or new subadvisers without the approval of fund shareholders, but subject to approval by the Board. Carillon Tower has the ultimate responsibility for overseeing the Funds’ subadvisers and recommending their hiring, termination and replacement, subject to oversight by the Board. The order also grants Carillon Tower and the Funds relief with respect to the disclosure of the advisory fees paid to individual subadvisers in various documents filed with the SEC and provided to shareholders. Pursuant to this relief, the Funds may disclose the aggregate fees payable to Carillon Tower and wholly-owned subadvisers and the aggregate fees payable to unaffiliated subadvisers and subadvisers affiliated with Carillon Tower or RJF, other than wholly-owned subadvisers.

If a Fund relies on the order to hire a new subadviser, the Fund will provide shareholders with certain information regarding the subadviser within 90 days of hiring the new subadviser, as required by the order. Consistent with a position of the SEC staff, because you are receiving this Information Statement with respect to the Reorganization within this 90-day period, no separate information statement is being provided with respect to the appointment of Chartwell as subadviser to the Target Fund.

In the future, Carillon Tower may propose the addition of one or more additional subadvisers, subject to approval by the Board and, if required by the 1940 Act, or any applicable exemptive relief, Fund shareholders. The Funds’ Prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated.

Distributor, Transfer Agent, and Custodian

Carillon Fund Distributors, Inc.® (“Distributor”), a subsidiary of Eagle Asset Management, Inc., a subsidiary of Carillon Tower, serves as the distributor of the Funds. The Distributor may compensate other broker-dealers to promote sales of fund shares. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, is the Funds’ transfer and dividend disbursing agent, fund accountant and shareholder servicing agent. U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds’ assets.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 4040 W. Boy Scout Boulevard, Suite 1000, Tampa, Florida, 33607, is the independent registered public accounting firm for the Funds.

Rule 12b-1 Distribution Plan

The Funds have adopted a distribution plan for each share class under Rule 12b-1. The distribution plans allow the Funds to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the Funds’ distribution plan, the Funds are authorized to pay a maximum distribution and service fee of up to 0.35% of average daily assets on Class A shares. The Board has approved a current fee of 0.25% on Class A shares. Also, under the Fund’s distribution plan, the Funds are authorized to pay a maximum distribution and service fee of up to 1.00% of average daily net assets on Class C shares.

The Funds currently do not incur any direct distribution expenses related to Class I or Class R-6 shares. However, Carillon Tower or any third party may make payments for the sale and distribution of Class I or Class R-6 shares from its own resources.

Payments to Financial Intermediaries

Carillon Tower, the Distributor or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) make cash payments or waive or reimburse costs to financial intermediaries in connection with the promotion and sale of shares of the Funds. Carillon Tower or the Distributor also make cash payments or waive or reimburse costs to one or more of its Affiliates. Cash payments, waivers or reimbursements include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Carillon Tower or its Affiliates make these payments from their own resources, not out of fund assets (i.e., without additional cost to the Funds or their shareholders), and the Distributor generally makes such payments from the retention of underwriting concessions or 12b-1 fees. The Board, Carillon Tower or its Affiliates may terminate or suspend payments or waivers or reimbursements of costs at any time. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), trust company, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration, trust processing or similar agreement with Carillon Tower, the Distributor and/or an Affiliate.

Carillon Tower or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased fund expenses. Carillon Tower and its Affiliates make these payments out of their own resources, including from the profits derived from management or other fees received from the Funds. The benefits that Carillon Tower and its Affiliates receive when these payments are made include, among other things, placing the Funds on the financial adviser’s fund sales system, possibly placing the Funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Funds in its fund sales system (on its “sales shelf”). Carillon Tower and its Affiliates compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Carillon Tower or its Affiliates make may be calculated on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. The revenue sharing payments Carillon Tower or its Affiliates make may be also calculated on sales of new shares in the Funds attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

Carillon Tower or its Affiliates also make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Carillon Tower’s or its Affiliates’ personnel may make presentations on the Funds to the financial intermediary’s sales force and clients). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate also makes payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the Funds’ transfer agent or otherwise would be a direct obligation of the Funds. The Funds, subject to limits authorized by the Board, reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses.

Payments from Carillon Tower or its Affiliates to financial intermediaries may also include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor certain share classes of the funds.

Carillon Tower and its Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts, Carillon Tower and its Affiliates benefit from the incremental management and other fees paid to Carillon Tower and its Affiliates by the Funds with respect to those assets. The funds may reimburse Carillon Tower for making payments to financial intermediaries for certain sub-transfer agency and shareholder services, subject to limits established by the Board of Trustees.

In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees and/or commissions other than those disclosed in this Information Statement. You can ask your financial intermediary about any payments it receives from Carillon Tower or its Affiliates or the Funds, as well as about fees and/or commissions it charges.

The Funds do not pay any distribution, shareholder servicing, sub-transfer agency or administrative fees to financial intermediaries on Class R-6 shares.

“Householding”

One copy of this Information Statement may be delivered to multiple shareholders who share a single address, unless the Target Fund has received instructions to the contrary. If you would like to obtain an additional copy of this Information Statement or a copy of the Target Fund’s most recent Annual or Semi-Annual Shareholder Report, free of charge, you may call (800) 421-4184, send an email to CarillonFundServices@carillontower.com or write to the Funds at: Carillon Family of Funds, P.O. Box 33022, St. Petersburg, FL 33733. If you received an Information Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Target Fund as instructed above.

Additional Information

For additional information regarding your investment in the Acquiring Fund (and other funds in the Carillon Family of Funds), including: (1) purchase, exchange and redemption information; (2) valuation of Acquiring Fund shares; (3) account and transaction policies; and (4) information regarding dividends, other distributions and taxes, please see Appendix C.

OTHER INFORMATION

Record Date; Not a Proxy Statement

You are receiving this document because, as of February 14, 2025, you were a shareholder of the Target Fund. Pursuant to the Reorganization Plan, upon the closing of the Reorganization, your shares of the Target Fund will automatically be exchanged for shares of the Acquiring Fund with an aggregate value equal to the aggregate value of your Target Fund shares as of the close of business on the day the Reorganization is closed. The Reorganization is currently scheduled to take place on or about April 25, 2025.

The table below shows the number of outstanding shares of the Target Fund as of the Record Date.

Outstanding Shares

Class A	Class C		Class I		Class R-6
[ ]	[	]	[	]	[	]

The table below shows the number of outstanding shares of the Acquiring Fund as of the Record Date.

Outstanding Shares

Class A	Class C		Class I		Class R-6
[ ]	[	]	[	]	[	]

In a matter that were to be submitted to shareholders, each whole share would be entitled to one vote and each fractional share would be entitled to a proportionate fractional vote.

We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.

Next Meeting of Shareholders

The Funds do not hold regular meetings of shareholders, unless required. Target Fund shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to Carillon Family of Funds, P.O. Box 33022, St. Petersburg, FL 33733. Submission of a proposal does not necessarily mean that the proposal will be included.

FINANCIAL HIGHLIGHTS

For the financial highlights tables of the Funds see “Financial Highlights” in Appendix D. The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Funds and the notes thereto included in the Funds’ Form N-CSR filings for the fiscal year/period ended December 31, 2023, and the fiscal period ended June 30, 2024.

*  *  *  *

APPENDIX A

FORM OF PLAN OF REORGANIZATION AND TERMINATION

THIS PLAN OF REORGANIZATION AND TERMINATION (“Plan”) is adopted by CARILLON SERIES TRUST, a Delaware statutory trust (“Trust”), on behalf of its segregated portfolio of assets (“Series”), Carillon Scout Small Cap Fund (the “Target”), and on behalf of its Series, Carillon Chartwell Small Cap Growth Fund (the “Acquiring Fund”; and each of the Target and Acquiring Fund is sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, and obligations (collectively, “Obligations”) of and by each Fund contained herein shall be deemed to be Obligations of, and all rights and benefits created hereunder in favor of each Fund shall inure to and be enforceable by, the Trust acting on its behalf, and (2) in no event shall any other Series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.

The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) operates under its Amended and Restated Declaration of Trust dated November 17, 2023 (“Declaration”); (3) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, which registration is in full force and effect, and (4) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A. Each Fund is a duly established and designated Series thereof.

The Trust wishes to effect a reorganization, as described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under the Code (“Regulations”)). The reorganization will consist of (1) the transfer of all of the Target’s assets to the Acquiring Fund in exchange solely for the issuance to the Target of shares of beneficial interest (“shares”) in the Acquiring Fund and the Acquiring Fund’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to the Target’s shareholders in exchange for their shares therein and in complete liquidation thereof (for federal tax purposes), and (3) the Target’s termination as a Series of the Trust and dissolution under Delaware law (all the foregoing transactions involving each Target and its corresponding Acquiring Fund being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein. The Reorganization is being undertaken for bona fide business purposes and not a purpose to avoid federal income tax.

The Trust’s Declaration permits it to vary its shareholders’ investment. The Trust does not have a fixed pool of assets — each Series thereof (including each Fund) is a managed portfolio of securities, and Carillon Tower Advisers, Inc., the Trust’s investment adviser (“Adviser”), has the authority to buy and sell securities for it. The Trust believes, based on its review of each Fund’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Fund’s investment objective, policies, and strategies and that, as a result, substantially all of Target’s assets can be transferred to and held by Acquiring Fund.

The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted this Plan, approved the transactions contemplated hereby, and authorized performance of this Plan on each Fund’s behalf and consummation of the Reorganization by all necessary Board action and (2) has determined that participation in the Reorganization is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Target’s issued and outstanding shares are divided into four classes of shares, designated Class A shares, Class C shares, Class I shares, and Class R-6 shares (“Target Class A Shares,” “Target Class C Shares,” “Target Class I Shares,” and “Target Class R-6 Shares,” respectively, and collectively, “Target Shares”).

Acquiring Fund’s issued and outstanding shares also are divided into four classes of shares, also designated Class A shares, Class C shares, Class I shares, and Class R-6 shares (“Acquiring Fund Class A Shares,” “Acquiring Fund Class C Shares,” “Acquiring Fund Class I Shares,” and “Acquiring Fund Class R-6 Shares,” respectively, and collectively, “Acquiring Fund Shares”). The rights and obligations of the Funds’ identically designated classes of shares are substantially similar to each other.

1.	PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall —

(a) issue and deliver to Target the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Acquiring Fund Class A Shares determined by dividing Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) attributable to the Target Class A Shares outstanding at the Effective Time (as defined in paragraph 3.1) by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of an Acquiring Fund Class A Share, (2) Acquiring Fund Class C Shares determined by dividing the Target Value attributable to the then outstanding Target Class C Shares by the NAV of an Acquiring Fund Class C Share, (3) Acquiring Fund Class I Shares determined by dividing the Target Value attributable to the then outstanding Target Class I Shares by the NAV of an Acquiring Fund Class I Share, and (4) Acquiring Fund Class R-6 Shares determined by dividing the Target Value attributable to the then outstanding Target Class R-6 Shares by the NAV of an Acquiring Fund Class R-6 Share; and

(b) assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2 The Assets shall consist of all assets and property of every kind and nature — including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, goodwill, and books and records — Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books at that time.

1.3 The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to herein. Notwithstanding the foregoing, Target will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.

1.4 If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain — and in no event less than the sum of 98% of its “ordinary income” plus 98.2% of its “capital gain net income,” as those terms are defined in section 4982(e)(1) and (2), respectively — for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under sections 852 or 4982 for the current or any prior tax periods.

1.5 At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then held of record and in constructive exchange therefor, and shall completely liquidate (which shall be treated as a complete liquidation of Target for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (other than Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder that holds Target Class A Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund Class A Shares due that Shareholder, the account for each Shareholder that holds Target Class C Shares shall be credited with the respective pro rata number of full and fractional Acquiring Fund Class C Shares due that Shareholder, and so on). The aggregate NAV of Acquiring Fund Shares of each class to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder owns at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.6 After the Effective Time, Target shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5 — as provided there, on making that distribution Target’s liquidation shall be complete for federal tax purposes — but in all events within six months after the Effective Time, (a) Target shall be terminated as a Series of the Trust and (b) the Trust shall make all filings and take all other actions required by applicable law, and otherwise necessary and proper, to effect that termination and Target’s dissolution.

1.7 Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated. In furtherance of the foregoing, after the Effective Time, the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns, including any Forms 1099, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

1.8 Any transfer taxes payable on issuance and transfer of Acquiring Fund Shares in a name other than that of the registered holder on Target’s shareholder records of the Target Shares actually or constructively exchanged therefor shall be paid by the transferee thereof as a condition of that transfer.

2.	VALUATION

2.1 For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.

2.2 For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time using the Valuation Procedures.

2.3 All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by or under the direction of Adviser or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.

3.	CLOSING AND EFFECTIVE TIME

3.1 Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on April 25, 2025, or a later date the Trust determines (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV per share of any class of Acquiring Fund Shares is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Trust’s offices or at another place the Trust determines.

3.2 The Trust shall direct the custodian of its assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time and (b) Acquiring Fund’s books immediately after the Closing will reflect the Assets transferred by Target to Acquiring Fund, plus any existing assets of Acquiring Fund prior to the Closing.

3.3 The Trust shall direct its transfer agent to deliver at or immediately after the Closing a Certificate stating that its records contain (a) the name, address, and taxpayer identification number of each Shareholder, (b) the number of full and fractional outstanding Target Shares each Shareholder owns, and (c) the dividend reinvestment and basis determination method elections, if any, applicable with respect to each Shareholder, all as of the Effective Time.

3.4. The Trust shall direct its transfer agent to deliver (a) at the Closing, a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Fund’s shareholder records and (b) at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on those records in the names of the Shareholders (other than Shareholders in whose names accounts thereon already exist).

4.	CONDITIONS PRECEDENT

4.1 The Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a) At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(b) The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law or the Declaration or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;

(c) At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate or (2) provision for discharge, and/or Acquiring

Fund’s assumption, of any liabilities of Target thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(d) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(e) Target’s Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, and Schedule of Investments (each, a “Statement”) at and for the fiscal period ended December 31, 2023 (in the case of the Statement of Changes in Net Assets, for the two fiscal periods ended December 31, 2023 and October 31, 2023, respectively), have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm; to Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”) at such date that are not disclosed therein; and such Statements present fairly, in all material respects, Target’s financial condition at such date in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended;

(f) Since December 31, 2023, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date the indebtedness was incurred; for purposes of this subparagraph, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;

(g) All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Target (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(h) Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Target has declared and paid to its shareholders the dividend(s) and/or other distribution(s), if any, required to be declared and paid pursuant to paragraph 1.4; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(i) Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(g); from the time it commenced operations through the Approval Time, Target has conducted its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Target will conduct its “historic business,” as it may be modified to be more consistent with Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”);

(j) At the Effective Time, (1) at least 33 1⁄3% of Target’s portfolio assets will meet Acquiring Fund’s Investment Criteria, (2) Target will not have altered its portfolio in connection with the Reorganization to meet that 33 1⁄3% threshold, and (3) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

(k) To the best of the Trust’s management’s knowledge, there is no plan or intention by Target’s shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;

(l) During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a Series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

(m) All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

(n) Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(o) Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)); and

(p) Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Target invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose.

4.2 The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a) No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(b) The Trust, with respect to Acquiring Fund, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law or the Governing Documents or any Undertaking to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;

(c) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(d) Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statement of Changes in Net Assets, for the two fiscal years) ended December 31, 2023, have been audited by Cohen & Company, an independent registered public accounting firm; to Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at such date that are not disclosed therein; and such Statements present fairly, in all material respects, Acquiring Fund’s financial condition at such date in accordance with GAAP consistently applied and the results of its operations and changes in its net assets for the periods then ended;

(e) Since December 31, 2023, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund’s shares by its shareholders will not constitute a material adverse change;

(f) All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(g) Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(h) Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;

(i) At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

(j) Following the Reorganization, Acquiring Fund will (1) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (4) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain that status;

(k) Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

(l) Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a Series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization — either directly or through any transaction, agreement, or arrangement with any other person — except for redemptions Acquiring Fund will make as such a Series pursuant to section 22(e) of the 1940 Act;

(m) Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;

(n) Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(p) Assuming satisfaction of the condition in paragraph 4.1(o), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which the Acquiring Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose; and

(q) Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust.

4.3 The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:

(a) No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust’s adoption and performance hereof, on either Fund’s behalf, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder (“Registration Statement”), and any supplement or amendment to the Registration Statement, and (2) consents, filings, and orders that have been made or received or may be required after the Effective Time;

(b) The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

(c) The Trust’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a Series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

(d) Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

(e) The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

(f) At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

(g) Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

(h) None of the compensation, if any, received by or to be paid to any Shareholder who or that is a trustee of the Trust or an employee of or service provider to Target will be separate consideration for, or allocable to, any of that Shareholder’s Target Shares; none of the Acquiring Fund Shares any such Shareholder receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(i) No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, Adviser, or any third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that that cash or property be used to pay any expenses (even Reorganization Expenses) thereof;

(j) There will be no dissenters to the Reorganization under the applicable provisions of Delaware law;

(k) Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;

(l) The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax);

(m) The principal purpose of Acquiring Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction;

(n) All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

(o) At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby; and

(p) The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, which Counsel may treat as representations and warranties the Trust made to it, may assume the truthfulness and completeness of all statements in the introductory unnumbered paragraphs hereof, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties (and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel) and statements (collectively, “Representations”). The Tax Opinion shall be substantially to the effect that — based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) — for federal income tax purposes:

(1) Acquiring Fund’s acquisition of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Fund will be “a party to a reorganization” within the meaning of section 368(b);

(2) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(3) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(4) Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(5) A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

(6) A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares; and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.

Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

5.	EXPENSES

All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund, while Target shall bear all brokerage or similar expenses incurred by it or for its benefit in connection with the Reorganization. Subject to the fee waiver and/or expense reimbursement agreement between the Trust, on the Acquiring Fund’s behalf, and Adviser, Acquiring Fund shall bear the costs of printing and mailing to Target’s shareholders the Combined Prospectus and Information Statement included in the Registration Statement and associated costs and all other Reorganization Expenses of the Reorganization, including (x) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Acquiring Fund’s prospectus and (y) legal and accounting fees and disbursements in connection with the Reorganization. Notwithstanding the foregoing, an expense shall be paid by the Fund directly incurring it if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

6.	TERMINATION

The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.

7.	AMENDMENTS

The Board may amend, modify, or supplement this Plan at any time in any manner.

8.	MISCELLANEOUS

8.1 This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

8.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds’ behalf) and its successors and assigns any rights or remedies under or by reason hereof.

8.3 Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or Series other than the Funds but are only binding on and enforceable against the Trust’s property attributable to and held for the benefit of each respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other Series thereof. The Trust, in asserting any rights or claims hereunder on either Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other Series of the Trust or to those trustees, officers, or shareholders.

8.4 Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

Adopted __________, 2024.

APPENDIX B

OWNERSHIP OF SHARES

To each Fund’s knowledge, as of the Record Date, the below were all of the beneficial and record owners of 5% or more of any class of the Funds. The table also sets forth the estimated percentage of the applicable class of shares of the Acquiring Fund that would have been owned by such parties assuming the proposed Reorganizations had occurred on the Record date. The owner listed is either a beneficial owner or a record owner who holds these shares of record for the accounts of certain of its clients, as indicated. A shareholder who owns beneficially 25% or more of the outstanding securities of the Acquired Fund is presumed to “control” the Acquired Fund as defined in the 1940 Act and may be able to determine the outcome of a shareholder meeting. Such control may affect the voting rights of other shareholders.

Target Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Fund Percentage Owned After the Reorganization	Share Class	Share Class Percentage	Share % Percentage Owned After the Reorganization

*	Indicates shareholder is a record owner.

Acquiring Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Fund Percentage Owned After the Reorganization	Share Class	Share Class Percentage	Share % Percentage Owned After the Reorganization

*	Indicates shareholder is a record owner.

[As of the Record Date, the Officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting securities of the Target Fund and less than 1% of the outstanding voting securities of the Acquiring Fund.]

B-1

APPENDIX C

Your Investment

Choosing a Share Class

Each fund offers Class A, Class C, Class I, and Class R-6 shares. Each class of shares represents an investment in the same portfolio of securities, but each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs. Some factors you might consider when choosing a share class include:

•	the length of time you expect to own the shares;

•	how much you intend to invest;

•	total expenses associated with owning shares of each class;

•	whether you qualify for any reduction or waiver of sales charges;

•	whether you plan to take any distributions in the near future; and

•	the availability of the share classes.

You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial adviser. The following sections explain the sales charges or other fees you may pay when investing in each class.

Class A Shares

You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets. If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.

	Sales Charge:
Your Investment in the Funds	Sales Charge as a percentage of Offering Price (a)	Sales Charge as a percentage of Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	4.75%	4.99%	4.25%
$25,000-$49,999.99	4.25%	4.44%	3.75%
$50,000-$99,999.99	3.75%	3.90%	3.25%
$100,000-$249,999.99	3.25%	3.36%	2.75%
$250,000-$499,999.99	2.50%	2.56%	2.00%
$500,000-$999,999.99	1.50%	1.52%	1.25%
$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

(a)	As a result of rounding, the actual sales charge for a transaction may be higher or lower than the sales charges listed.
(b)	During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.

Former Class Y shareholders whose Class Y shares were converted to Class A shares are eligible to purchase additional Class A shares without a sales charge.

Class C Shares

You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares will automatically convert to Class A Shares for all purchases that have surpassed their 8-year anniversary date. Your financial intermediary may have a conversion policy that will automatically convert your shares sooner than 8 years. With respect to Class C shares, you should consult with your financial adviser as to the suitability of such an investment for you.

Sales Charge Reductions

To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial adviser or the funds of your eligibility at the time of purchase. If you or your financial adviser does not let the funds know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial adviser to provide the funds with information and records (including account statements) of all relevant accounts invested in the funds. To have your Class A or Class C contingent deferred sales charge waived, you or your financial adviser must let the funds know at the time you redeem shares that you qualify for such a waiver.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

The funds offer programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of calculating your sales charge, you can combine purchases of Class A and Class C shares for all mutual funds managed by the Manager in the account owner relationships listed below.

•

Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;

•	Accounts opened under a single trust agreement – including those with multiple beneficiaries;

•	Purchases made by a qualified retirement or employee benefit plan of a single employer; and

•	Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.

Rights of accumulation | You may combine your new purchase of Class A shares with the Class A and Class C shares currently owned for the purpose of qualifying for the lower sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the value based on the NAV at the close of business on the previous day of all other shares you own. For example, if you previously purchased $20,000 of a mutual fund managed by the Manager and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.

Letter of intent | You may combine Class A and Class C share purchases of any fund managed by the Manager over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (“LOI”). You must inform your financial adviser or the funds that you have an LOI each time you make an investment. Shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account. Purchases resulting from the reinvestment of dividends and other distributions do not apply toward fulfillment of the LOI. For Mid Cap Value, Chartwell Small Cap Growth, Small Cap Value, Capital Appreciation, International Stock, Growth & Income, Mid Cap Growth, Small Cap Growth, Mid Cap and Small Cap shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. Shares equal to 3.75% of the amount of the LOI will be held in escrow during the 13-month period for Real Income, Short Duration High Yield, Core Bond, Core Plus Bond and Unconstrained. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

SIMPLE IRA | By investing in a SIMPLE IRA plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by the Manager.

Sales charge waiver | Class A shares may be purchased at NAV without any sales charge by:

•

Carillon Tower, its affiliates, directors, officers and employees; Trustees and directors of any affiliate of Carillon Tower; any mutual fund managed by Carillon Tower and current and retired officers and Trustees of a fund; the subadviser of any mutual fund managed by Carillon Tower and its current directors, officers and employees; employees and registered financial advisers of broker-dealers that have selling arrangements with the funds’ Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons’ immediate relatives (spouse, parents, siblings, children – including in-law relationships) and beneficial accounts;

•

Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with Carillon Tower or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization; and

•

Investors who participate in self-directed investment accounts offered by financial intermediaries who have entered into a selling agreement with the funds’ Distributor. Financial intermediaries offering self-directed accounts may or may not charge a transaction fee to their customers, so you should read any materials provided by those financial intermediaries.

Ameriprise Financial, Inc. (“Ameriprise”)

Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in these funds’ prospectus or SAI. The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Front-End Sales Charge Waivers on Class A Shares available at Ameriprise

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs;

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family);

•

Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that the prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply;

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members;

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant; and

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Robert W. Baird & Co. (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund;

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird;

•

Shares purchased using the proceeds of redemptions from within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement);

•

A shareholder in the Funds’ Investor C Shares will have their shares converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird; and

•

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus;

•	Shares bought due to returns of excess contributions from an IRA Account;

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Funds’ Prospectus;

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird; and

•	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in the prospectus;

•

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets; and

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time.

Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney;

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement);

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; and

•

Shares acquired through a right of reinstatement; and Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus;

•	Shares purchased in connection with a return of excess contributions from an IRA account;

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations;

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney;

•	Shares acquired through a right of reinstatement; and

•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the Funds’ Prospectus;

•

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Merrill Lynch

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds (the referenced Merrill documents and website do not form a part of this prospectus). Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers available at Merrill Lynch

•

Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR- SEPs or Keoeh plans;

•	Shares purchased through a Merrill investment advisory program;

•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account;

•	Shares purchased through the Merrill Edge Self-Directed platform;

•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account;

•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement;

•

Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement);

•	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees); and

•

Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (I) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill Lynch

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3));

•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement;

•	Shares sold due to return of excess contributions from an IRA account;

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation; and

•

Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•

Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement;

•

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household; and

•

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

Morgan Stanley Wealth Management

Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI:

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;

•	Shares purchased through reinvestment of dividends and other distributions when purchasing shares of the same fund;

•	Shares purchased through a Morgan Stanley self-directed brokerage account;

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc. (“OPCO”)

Effective June 15, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by or through a 529 Plan;

•	Shares purchased through a OPCO affiliated investment advisory program;

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement);

•

A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO;

•	Employees and registered representatives of OPCO or its affiliates and their family members; and

•	Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the prospectus.

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus;

•	Return of excess contributions from an IRA Account;

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus;

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO; and

•	Shares acquired through a right of reinstatement.

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the prospectus; and

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program;

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions;

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James;

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement); and

•

A shareholder in a Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus;

•	Return of excess contributions from an IRA Account;

•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Funds’ prospectus;

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James; and

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in the prospectus;

•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets; and

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

•	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures; and

•	All other sales charge waivers and reductions described elsewhere in the Funds’ Prospectus or SAI still apply.

Class A shares are offered at NAV without any sales charge to these persons and organizations due to anticipated economies in sales effort and expense.

Investments of $1,000,000 or more in Class A shares | Carillon Tower, the Distributor or one or more of their Affiliates may pay a one-time up-front sales concession from its own resources to broker-dealers and financial intermediaries for purchases of Class A shares of $1,000,000 or more according to the following schedule: 0.80% of purchases between $1 million and $2.5 million, 0.60% of purchases between $2.5 million and $5 million, 0.35% of purchases between $5 million and $8 million, 0.25% of purchases between $8 million and $15 million and 0.15% of purchases over $15 million.

Any purchase for which the one-time sales concession was paid will be subject to a CDSC payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the shares are held for 6 to 18 months there will be a

CDSC of 0.75%. Former Class Y shareholders whose Class Y shares were converted to Class A shares are not subject to the CDSC on redemptions of Class A shares. Please note that some qualified retirement plans restrict the payment of a CDSC, therefore no sales concessions shall be paid with respect to such plans. Qualified retirement plans should consider purchasing Class I or Class R shares which do not have a CDSC. Carillon Tower reserves the right to alter or change the finder’s fee policy at any time at its own discretion.

More information concerning sales charges and related reductions and waivers can be found in the SAI and, free of charge, on our website, rjinvestmentmanagement.com.

Application of CDSC

The CDSC for Class A shares and Class C Shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a money market fund managed or offered by Carillon Tower will not be counted for purposes of calculating the CDSC.

To receive a reduction or waiver in your Class A and Class C CDSC, you must advise your financial adviser or the transfer agent of your eligibility at the time of purchase.

The CDSC for Class A shares and Class C shares is generally waived if the shares are sold:

•	To make certain distributions from retirement plans;

•	Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);

•	To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or

•	Due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions.

Reinstatement Privilege

If you sell Class A or Class C shares of a mutual fund managed by Carillon Tower, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same class of any mutual fund managed by Carillon Tower within any account eligible to be linked for rights of accumulation without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify Carillon Tower and your financial adviser at the time of investment if you decide to exercise this privilege.

Investing in Class A shares and Class C shares

The minimum investment in A shares and C shares is:

Type of account	Initial investment	Subsequent investment
Regular account	$1,000	No minimum
Periodic investment program	$50	$50 per month
Retirement account	$100	No minimum

A Fund may waive these minimum requirements at its discretion. Contact the Funds or your financial adviser for further information.

Class I Shares

Class I shares are available to individual investors and qualified institutions with a minimum investment of $1,000. A Fund may waive this minimum amount at its discretion. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts.

Class I shares are also available to investors purchasing through a financial intermediary within a “wrap,” asset allocation or other fee based advisory program (“Fee Based Program”), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with the Distributor for the Fee Based Program. For wrap accounts, minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner.

Class I shares have no initial sales charge, deferred sales charge or 12b-1 fees. Class I shares may be available on brokerage platforms of firms that have agreements with the Funds’ principal underwriter to offer such shares solely when acting as an agent for the investor. An investor transacting in the Class I shares through such a firm may be required to pay a commission and/or other forms of compensation to the financial intermediary in an amount determined and separately disclosed to the investor by the financial intermediary. Because the Funds are not parties to any such commission arrangement between you and your financial intermediary, any purchases and redemptions of Class I shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a financial intermediary are not reflected in the fees and expenses listed in the “Fees and Expenses of the Fund” section of the Fund Summary for each applicable Fund nor are they reflected in the performance information shown in the Prospectus for the Funds because they are not charged by the Funds. Each Fund also offers other share classes with different fees and expenses.

Class R-6 Shares

Class R-6 shares generally are available only to the following accounts that have $1,000,000 or more in assets invested in the R-6 shares of the fund family. A fund at its discretion may waive this minimum amount:

•	Funds-of-funds;

•	Retirement plans for which no third-party administrator or other financial intermediary receives compensation from the Funds, the Distributor or the Distributor’s affiliates;

•

A bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

•	Clients of investment advisory fee-based wrap programs;

•	Traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, Coverdell education savings accounts;

•	High-net-worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary; and

•	Current holders of Class R-6 shares of any Fund.

Class R-6 shares are not available to retail accounts or to broker-dealer fee-based wrap programs. Initial and subsequent purchase minimums for individual plan participants are determined by your Plan Administrator. The Plan Administrator will transmit purchase and redemption requests to the funds and may charge its plan participants a fee for this service. Class R-6 shares have no initial sales charge or deferred sales charge. Class R-6 have no 12b-1 fees.

How To Invest

Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.

For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place a purchase request.

Through your financial adviser | You may invest in a Fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your request to the Fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the Fund’s behalf. Availability of these options may be limited by your financial adviser or institution.

By mail | You may invest in a Fund by completing and signing an account application from your financial adviser, through our website, rjinvestmentmanagement.com, or by telephone (800.421.4184). Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be in U.S. dollars drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. The Funds will not accept payment in cash or money orders. The Funds also do not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment. Mail the application and your payment to:

Regular mail	Overnight delivery
Carillon Family of Funds	Carillon Family of Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment that is returned. It is the policy of the Funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any application.

By telephone | You can make additional purchases by telephone by calling (800.421.4184). You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon account. This method cannot be used to open a new account.

Your first telephone purchase can occur no earlier than 7 business days after the account was opened. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time).

Through our website | You can make additional purchases through our website, rjinvestmentmanagement.com. You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon account. This method cannot be used to open a new account. Once an online transaction has been placed, it cannot be canceled or modified. Online trades must be received by or prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.

By periodic investment program | We offer several plans to allow you to make regular, automatic investments into a Fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Any request to change or terminate your periodic investment program should be submitted to the transfer agent at least 5 days prior to the effective date. Availability of these plans may be limited by your financial adviser or institution and by the share class.

•

From Your Bank Account — You may instruct us to transfer funds from a specific bank checking or savings account to your account. This service is only available in instances in which the transfer can be effected by automated clearinghouse transfer (“ACH”). Complete the appropriate sections of the account application or the Account Options form to activate this service. If your bank rejects your payment, the Funds’ transfer agent will charge a $25 fee to your account. The Funds reserve the right to cancel an automatic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.

•

Automatic Exchange — You may make automatic regular exchanges between two or more mutual funds managed or offered by Carillon Tower. These exchanges are subject to the exchange requirements discussed below.

The intent of these plans is to encourage you to increase your account balance to a fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.

By direct deposit | For Class A shares, Class C shares and Class I shares, you may instruct your employer, insurance company, the federal government or other organization to direct all or part of the payments you receive to your account. All payments from the federal government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:

U.S. Bank NA

Milwaukee, WI

ABA# 075000022

Depositor #88- _ _ _ _ -0-_ _ _ _ _ _ _ _ _ _

Fund Number   Account Number

The account must be designated as a checking account. Please note that these instructions are different than the Federal Reserve wire instructions.

By wire | If you are making your first investment, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name and class of the fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

Credit:	Further Credit:
U.S. Bancorp Fund Services, LLC	(name and share class of fund to
Account #112-952-137	be purchased)
(shareholder registration)
(shareholder account number)

Before sending your wire, please contact the transfer agent at 800.421.4184 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received prior to 4:00 p.m. ET to be eligible for same day pricing. The Funds and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

How To Sell Your Investment

For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place a redemption request.

Class A shares, Class C shares and Class I shares | You can sell (redeem) Class A, Class C shares and Class I shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your request is received in good order and, in any event, no later than seven days after your request is received in good order regardless of payment type. If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to 12 calendar days. Shareholders can avoid this delay by utilizing the wire purchase option. The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of a Fund’s shareholders. Shares are not subject to a redemption fee.

Shareholders who hold shares through an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have that tax withheld will generally be subject to 10% withholding thereof. Shares held in an IRA or other retirement plan accounts may be redeemed by telephone at 800.421.4184. Investors will be asked whether or not to withhold taxes from any distribution.

You may contact your financial adviser or the Funds’ transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.

Through your financial adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell shares of your fund and may charge you a fee for this service. Availability of these options may be limited by your financial adviser or institution.

By telephone | You may sell shares by telephone by calling 800.421.4184 prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.

When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:

•

Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Redemption proceeds can be wired or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network. Wires are subject to a $15 fee. There is no charge to have proceeds sent via the ACH system and funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. If you are unable to reach the Fund by telephone, you may sell shares of the Fund by sending a written redemption request to the transfer agent (see the “In writing” section below).

In writing | You may sell shares of a Fund by sending a written redemption request to the transfer agent at the address below. Your request should be in good order and should specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. Contact the transfer agent at 800.421.4184 with questions on required documentation.

Regular Mail	Overnight delivery
Carillon Family of Funds	Carillon Family of Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Note: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•	When ownership is being changed on your account;

•	When redemption proceeds are payable to or sent to any person, address or bank account not on record;

•	When a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days; and/or

•	For redemptions in excess of $100,000, with the exception of directly traded business or omnibus accounts, to existing instructions on file.

In addition to the situations described above, the Funds and/or transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

The Funds reserve the right to waive any signature requirement at their discretion.

Through our website | For certain accounts, you may sell shares through our website, rjinvestmentmanagement.com, prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.

When redeeming shares through our website, payment of less than $100,000 can be made in one of the following ways:

•

Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Once an online transaction has been placed, it cannot be canceled or modified.

Systematic withdrawal plan | You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Carillon Systematic Withdrawal Plan Request form (available from your financial adviser, the Funds or through our website, rjinvestmentmanagement.com) and send that form to the transfer agent. The Funds reserve the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

If you elect this method of redemption, a check will be sent to your address of record, or payment will be made via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your fund account. The systematic withdrawal plan may be terminated at any time by the Funds. You may also elect to terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next withdrawal.

A withdrawal under the systematic withdrawal plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds any increase in the value of your account (due to asset appreciation or dividends credited to your account, for example) the account ultimately may be depleted. If insufficient shares are available to provide the full and final systematic withdrawal payment amount requested, the account will be redeemed in its entirety.

How To Exchange Your Shares

For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place an exchange request.

You can exchange shares of one Carillon fund for shares of the same class of any other Carillon fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial adviser, the Funds or through our website, rjinvestmentmanagement.com. You may exchange your shares by calling your financial adviser or the Funds if you exchange to like-titled Carillon accounts. Written instructions with a signature guarantee are required if the accounts are not identically registered. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of the shares of the fund from which you are exchanging, on which you might realize a capital gain or loss (unless you hold your shares through a tax-deferred arrangement), and a purchase of shares of the fund into which you are exchanging.

Shares in a Carillon fund on which a sales charge was previously paid will be exchanged for shares of the same share class of another Carillon fund with no additional sales charge for the duration that the shares remain in the Carillon Family of Funds. Exchanges may be subject to a CDSC as described above in “How to Sell Your Investment.” For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any period of time you held shares of a money market fund managed or offered by Carillon Tower will not be counted for purposes of calculating the CDSC.

You may be able to convert your shares of a fund to a different share class of the same fund that has a lower expense ratio provided certain conditions are met; unlike an exchange of one fund’s shares for shares of another fund, a conversion of shares of a fund to a different class of shares of the same fund generally is not a taxable event. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Retirement class shares of a fund may be converted to Class A or Class I shares of the same fund if you cease to satisfy the share eligibility requirements of the retirement class and meet the conditions of the receiving fund. Please contact the Funds or your financial adviser for additional information.

Please consult a tax professional before requesting an exchange. Not all share classes are available through all intermediaries. Each Carillon fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Valuing Your Shares

The price at which an order to purchase or sell a fund’s shares is effected is based on the NAV per share of each class of a fund next calculated after the order is placed, plus any applicable sales charge. Each fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq, (typically 4:00 p.m. ET). The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the funds are not required to recalculate their NAV. The funds do not price their shares on days that the NYSE is closed.

Generally, portfolio securities for which market quotations are readily available are valued at market value; however, the market quotation price may be adjusted to reflect events that occur between the close of those markets and the time of the funds’ determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific or vendor-specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services. All other securities and assets for which market quotations are unavailable or unreliable are valued at their fair value in good faith using the investment adviser’s Pricing and Valuation Procedures (“Procedures”), which have been approved by the Board. For example, small-cap securities that are thinly traded or illiquid may be fair valued. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether a fund must fair value a security.

The Valuation Rule permits a fund’s board to designate the fund’s primary investment adviser as “valuation designee” to perform the fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations.

The Board has designated Carillon as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule. Carillon performs these duties through a Valuation Committee, comprised of employees of Carillon and/or its wholly-owned affiliates. Carillon’s Valuation Committee monitors for circumstances that may necessitate the use of fair value. In the event that (1) market quotations are not readily available, (2) readily available market quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, the Valuation Committee will determine such securities’ fair value in accordance with the Procedures. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.

There can be no assurance, however, that a fair value price used on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading a Fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•

Domestic Exchange Traded Equity Securities — Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign Equity Securities — If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a Fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that the Valuation Committee determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Valuation Committee also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Funds. Because the NAV of a Fund’s shares is determined only on business days of the Funds, the value of the portfolio securities of a fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.

•

Fixed Income Securities — Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered, such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Futures and Options — Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Credit Default Swaps — Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Forward Contracts —Forward contracts are valued daily at current forward rates provided by an independent pricing services. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Investment Companies and ETFs — Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Account and Transaction Policies

Doing Business with the Funds

Timing of orders | All orders to purchase or sell shares are executed at the next NAV, plus any applicable sales charge, calculated after the order has been received in “good order” by an authorized agent of the Funds. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day’s price. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the Funds in compliance with their contractual deadline.

Good order requirements | For the Funds to process a request, it must be in “good order.” Good order means that Carillon Tower has been provided sufficient information necessary to process the request as outlined in this Information Statement, including:

•	The shareholder’s name;

•	The name of the fund;

•	The account number;

•	The share or dollar amount to be transacted; and

•	The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the Funds until it meets these requirements.

Account registration options | Carillon Tower offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Carillon Tower offers a range of IRA plans including traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, the Funds or through our website, rjinvestmentmanagement.com.

Customer identification and verification procedures | The Funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide the Funds with the name, physical address (mailing addresses containing only a P.O. Box are not accepted), Social Security or other taxpayer identification number and date of birth of all owners of the account. If you do not provide us with this information, your account will not be opened and your investment will be returned. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. For these entities, the person opening the account on the entity’s behalf must provide this information. The Funds will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the Funds may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the Funds to close or suspend further activity in an account.

Shares of the Funds have not been registered for sale outside of the United States and U.S. territories. The Funds generally do not permit the establishment of new accounts for foreign individuals or entities. The Carillon funds generally do not sell shares directly to individual investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors at United States embassies with DPO addresses and investors with United States military APO or FPO addresses. Non-individual entities registered outside the United States, except Plan Administrators that have entered into an agreement with the Distributor, are not permitted to invest directly with the Funds.

Restrictions on orders | The Funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of Fund shares for a period of time. There are certain times when you may not be able to sell shares of a Fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies as a result of which a Fund cannot determine the value of its assets or sell its holdings.

Website | Subject to availability by your financial institution, you may access your account information, including balances, statements, tax forms and transaction history, through our website, rjinvestmentmanagement.com. You may also update your account and process purchases, redemptions, and exchanges through our website. Additional information, including current fund performance and various account forms and agreements, is also available on our website.

Telephone | For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer identification number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Payment of redemption proceeds | The Funds generally intend to meet redemption requests, under both normal and stressed market conditions, by paying out available cash, by selling portfolio holdings (including cash equivalent portfolio holdings), or by borrowing through the Funds’ line of credit and other available methods.

The Funds also reserve the right to satisfy redemption requests in whole or in part by making payment in securities or other property (this is known as a redemption-in-kind) in stressed market conditions and other appropriate circumstances. To the extent the Funds redeem their shares in marketable securities the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the Funds and the risk that there may not be a liquid market for those securities.

Accounts with below-minimum balances | If your account balance falls below $1,000 as a result of selling shares (and not because of performance or sales charges), each Fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each Fund reserves the right to close your account and send the proceeds to your address of record.

Abandoned accounts | Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Funds are unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Funds to complete a Texas Designation of Representative form.

Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when a fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when a fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Each Fund generally prices its foreign securities using fair valuation procedures approved by the Board as part each Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before each Fund prices its shares. Excessive trading or market timing can be disruptive to a Fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of a Fund and increase the Fund’s recognized net capital gains (and, therefore, unless the Fund has a net capital loss for, or capital loss carryover to, the taxable year in which the gains are realized, taxable distributions to its shareholders), all of which could reduce the return to fund shareholders.

The Board has adopted policies reasonably designed to deter short-term trading of fund shares. The Funds will not enter into agreements to accommodate frequent purchases or exchanges. Further, the Funds have adopted the following guidelines:

•	The Funds review transaction activity, using established criteria, to identify transactions that may signal excessive trading.

•

The Funds may reject any purchase or exchange orders, in whole or in part, that in their opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to a Fund. The Funds may consider the trading history of accounts under common ownership or control in this determination.

•

All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Funds or through a financial intermediary. The Funds reserve the right to reject combined or omnibus orders in whole or in part.

•

The Funds seek the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the Funds will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase fund shares.

While the Funds apply these policies, there is no guarantee that all market timing will be detected.

Disclosure of portfolio holdings | Periodically, customers of the Funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the Funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the Funds’ policy is included in the SAI. Portfolio information can be found on our website, rjinvestmentmanagement.com.

Account statements | If you purchase shares directly from a Fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/ withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify the Funds or your financial adviser of any discrepancies. To enroll in eDelivery of account statements, visit our website, rjinvestmentmanagement.com.

Householding | In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, supplements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800.421.4184 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Dividends, Other Distributions and Taxes

General | Each fund distributes all or substantially all of its net investment income and net capital and foreign currency gains, if any, to its shareholders every year. Each fund distributes dividends from its net investment income (“dividends”) to its shareholders annually, except Growth & Income Fund, which distributes dividends to its shareholders quarterly and Real Income Fund, Short Duration High Yield Fund, Core Bond Fund, Core Plus Bond Fund and Unconstrained Bond Fund, which distribute dividends to their shareholders monthly. Net investment income generally consists of dividends and interest income received on investments, less expenses.

The dividends you receive from a fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy certain holding period and other restrictions with respect to their fund shares. Those maximum rates are 15% for a single shareholder with taxable income not exceeding $518,900, ($583,750 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which apply for 2024 and will be adjusted for inflation annually. Qualified dividend income consists of dividends received from U.S. corporations and certain qualifying non-U.S. corporations when the fund satisfies certain holding period requirements with respect to the shares on which such dividends are paid.

Each Fund also distributes net capital gains (and, in the case of certain funds, net gains from foreign currency transactions), if any, to its shareholders, normally once a year. A fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the fund held the asset(s) that generated the gain (not on how long you hold your shares in the fund). Distributions to you of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions to you of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above.

Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates often change over time. Please consult a tax professional for more information.

A Fund’s distributions of dividends and net realized gains are automatically reinvested in additional shares of the distributing class of the fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another fund. You are taxed in the same manner whether you receive your dividends and other distributions in cash or reinvest them in additional fund shares. If you elect to receive dividends and/or other distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each Fund reserves the right to reinvest the amount of the distribution check in your account, at the Fund’s then-current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, write or call the Funds at 800.421.4184. Changes should be submitted five days prior to the record date of the next distribution.

In general, redeeming or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. Fund transactions typically are treated for federal income tax purposes as follows:

Type of transactions	Federal income tax status

Income dividends	Ordinary income; all or part may be eligible for 15%/20% maximum rates for non-corporate shareholders

Net short-term capital gain* and foreign currency gain distributions	Ordinary income

Net capital gain** distributions	Long-term capital gains; eligible for 15%/20% maximum rates for non-corporate shareholders

Redemptions or exchanges of fund shares owned for more than one year	Long-term capital gains or losses (rates noted above)

Redemptions or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*	The excess of net short-term capital gain over net long-term capital loss.
**	The excess of net long-term capital gain over net short-term capital loss.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and other distributions a fund pays and net gains realized on a redemption or exchange of a fund’s shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in the Funds.

Withholding taxes | If you are a non-corporate shareholder and a Fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of the distributions and redemption proceeds (regardless of the extent to which you realize a gain or loss) otherwise payable to you. If you are subject to backup withholding for any other reason, we also must withhold and pay to the IRS 24% of the distributions otherwise payable to you. Any tax withheld may be applied against the federal income tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.

Tax reporting | If your account receives distributions or has withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in each year for the prior calendar year in accordance with IRS guidelines. To enroll in eDelivery of tax forms, visit our website, rjinvestmentmanagement.com. Certain investors, depending on their financial intermediary, may be ineligible to receive tax forms via eDelivery.

Each Fund is required to report annually to both shareholders and the IRS basis information of fund shares acquired after December 31, 2011 (“Covered Shares”). Each Fund will compute the basis of your redeemed or exchanged Covered Shares using the average basis method, which is each Fund’s “default method,” unless you contact the Fund to select a different IRS-accepted method (such as a specific identification method) at the time of each redemption or exchange, which you may not change after the settlement date thereof. If your account is held by your financial adviser or other broker-dealer, that firm may select a different default method; in such a case, please contact that firm to obtain information with respect to the available methods and elections for your account with it. You should carefully review the basis information provided by each Fund or your financial adviser or other broker-dealer and make any basis, holding period or other adjustments that are required when reporting these amounts on your income tax returns.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Additional Information

The Board oversees generally the operations of the Funds. The Trust enters into contractual arrangements with various parties, including among others, the Funds’ manager, subadvisers, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

The Funds’ Prospectus provides information concerning the Funds that you should consider in determining whether to purchase fund shares. None of this Information Statement, the Funds’ Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Information Statement, the Funds’ Prospectus, the SAI or the Funds’ reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Description of Index

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

Fund Symbols, CUSIPs and Codes

Fund	Class	Symbol	CUSIP	Fund Code
Carillon Chartwell Small Cap Growth Fund	A	CWSAX	14214M369	5926
	C	CWSBX	14214M351	5927
	I	CWSGX	16140T608	5762
	R-6	CWSRX	14214M344	5928
Carillon Chartwell Small Cap Fund	A	CSSAX	14214M823	4148
	C	CSSJX	14214M815	4149
	I	UMBHX	14214M799	4065
	R-6	CSSVX	14214M765	4152

APPENDIX D

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the performance of each class of Fund shares for the periods indicated. Certain information reflects financial results for a single Class A, Class C, Class I or Class R-6 share. Prior to April 26, 2024, the Class I shares of the Carillon Chartwell Small Cap Growth Fund were designated as Class Chartwell shares. Effective on or about the close of business on March 1, 2024, for the Carillon Chartwell Small Cap Fund, Class Y shares were combined into Class A shares, and Class R-3 and Class R-5 shares were combined into Class I shares.

Based upon the commencement of operations for some of the share classes, there may be less than five years’ worth of financial information available. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This table is a part of the Funds’ financial statements, which are included in the Form N-CSR filings for the Trust, and are incorporated by reference into the Statement of Additional Information (available on our website and upon request).

The information for the six months ended June 30, 2024 has not been audited. The Class A, Class C and Class R-6 shares for the Carillon Chartwell Small Cap Growth Fund commenced operations on April 26, 2024. Accordingly, the financial information for those share classes has not been audited. For the Carillon Chartwell Small Cap Fund, the financial statements in the Form N-CSR for the period ended December 31, 2023 were audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, whose report is included in the Form N-CSR filing, which is available upon request. For the Carillon Chartwell Small Cap Growth Fund, the financial statements in the Form N-CSR for the ended December 31, 2023 were audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report is included in the Form N-CSR filing, which is available upon request. The financial information for the fiscal years ended October 31, 2019 and October 31, 2020, for the fiscal period ended December 31, 2020, and for the fiscal years ended December 31, 2021 and December 31, 2022 was audited by the prior independent registered public accounting firm for the Fund.

Per share data for a share outstanding throughout each year/period

FINANCIAL HIGHLIGHTS

		From investment operations				Dividends & distributions			Ratios to average net asset (%)
Fiscal period Beginning Ending		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net value	With expenses waived/ recovered(a)	Without expenses income waived/ recovered(a)	Net asset (loss) (a)	Portfolio turnover rate (%) (b)	Total return (%)(b) (c)	Ending net assets (millions)
Carillon Chartwell Small Cap Fund
Class A*
01/01/24	06/30/24	26.50	(0.06)	2.27	2.21	—	—	—	28.71	1.16	1.15	(0.48)	13	8.34	14
11/01/23	12/31/23	22.06	(0.02)	4.46	4.44	—	—	—	26.50	1.25	1.29	(0.39)	4	20.13	13
11/01/22	10/31/23	25.75	(0.15)	(2.73)	(2.88)	—	(0.81)	(0.81)	22.06	1.20	1.20	(0.61)	7	(11.43)	11
11/01/21	10/31/22	39.48	(0.16)	(7.72)	(7.88)	—	(5.85)	(5.85)	25.75	1.18	1.18	(0.55)	17	(22.53)	14
11/01/20	10/31/21	29.50	(0.30)	13.12	12.82	—	(2.84)	(2.84)	39.48	1.15	1.15	(0.80)	28	44.67	18
11/01/19	10/31/20	28.20	(0.16)	2.56	2.40	—	(1.10)	(1.10)	29.50	1.19	1.19	(0.58)	22	8.69	12
11/01/18	10/31/19	27.10	(0.07)	1.23	1.16	—	(0.06)	(0.06)	28.20	1.16	1.16	(0.27)	21	4.30	13
Class C*
01/01/24	06/30/24	25.01	(0.16)	2.16	2.00	—	—	—	27.01	1.90	1.89	(1.23)	13	8.00	1
11/01/23	12/31/23	20.85	(0.04)	4.20	4.16	—	—	—	25.01	2.00	2.04	(1.14)	4	19.95	1
11/01/22	10/31/23	24.56	(0.32)	(2.58)	(2.90)	—	(0.81)	(0.81)	20.85	1.94	1.94	(1.35)	7	(12.08)	1
11/01/21	10/31/22	38.19	(0.35)	(7.43)	(7.78)	—	(5.85)	(5.85)	24.56	1.92	1.92	(1.28)	17	(23.11)	2
11/01/20	10/31/21	28.82	(0.56)	12.77	12.21	—	(2.84)	(2.84)	38.19	1.91	1.91	(1.52)	28	43.53	3
11/01/19	10/31/20	27.78	(0.35)	2.49	2.14	—	(1.10)	(1.10)	28.82	1.95	1.95	(1.32)	22	7.85	5
11/01/18	10/31/19	26.89	(0.25)	1.20	0.95	—	(0.06)	(0.06)	27.78	1.92	1.92	(0.92)	21	3.55	8

D-27

Class I*
01/01/24	06/30/24	26.97	(0.04)	2.33	2.29	—	—	—	29.26	0.95	0.91	(0.27)	13	8.49	247
11/01/23	12/31/23	22.44	(0.00)	4.53	4.53	—	—	—	26.97	0.95	1.05	(0.09)	4	20.19	237
11/01/22	10/31/23	26.12	(0.09)	(2.78)	(2.87)	—	(0.81)	(0.81)	22.44	0.95	0.96	(0.36)	7	(11.22)	203
11/01/21	10/31/22	39.88	(0.09)	(7.81)	(7.90)	(0.01)	(5.85)	(5.86)	26.12	0.94	0.94	(0.31)	17	(22.33)	252
11/01/20	10/31/21	29.72	(0.21)	13.22	13.01	(0.01)	(2.84)	(2.85)	39.88	0.90	0.90	(0.55)	28	45.02	362
11/01/19	10/31/20	28.34	(0.09)	2.57	2.48	—	(1.10)	(1.10)	29.72	0.95	0.95	(0.34)	22	8.93	268
11/01/18	10/31/19	27.17	(0.02)	1.25	1.23	—	(0.06)	(0.06)	28.34	0.95	0.94	(0.06)	21	4.55	297
Class R-6*
01/01/24	06/30/24	27.17	(0.03)	2.35	2.32	—	—	—	29.49	0.85	0.81	(0.25)	13	8.54	3
11/01/23	12/31/23	22.60	0.00	4.57	4.57	—	—	—	27.17	0.85	0.95	0.01	4	20.22	9
11/01/22	10/31/23	26.28	(0.07)	(2.80)	(2.87)	—	(0.81)	(0.81)	22.60	0.85	0.86	(0.26)	7	(11.15)	7
11/01/21	10/31/22	40.06	(0.06)	(7.85)	(7.91)	(0.02)	(5.85)	(5.87)	26.28	0.84	0.84	(0.21)	17	(22.26)	8
11/01/20	10/31/21	29.82	(0.17)	13.27	13.10	(0.02)	(2.84)	(2.86)	40.06	0.81	0.81	(0.45)	28	45.16	12
11/01/19	10/31/20	28.41	(0.08)	2.59	2.51	—	(1.10)	(1.10)	29.82	0.85	0.85	(0.30)	22	9.02	9
11/01/18	10/31/19	27.20	— (d)	1.27	1.27	—	(0.06)	(0.06)	28.41	0.84	0.84	0.01	21	4.69	6

Carillon Chartwell Small Cap Growth Fund
Class A*
04/26/24	06/30/24	14.84	(0.01)	0.96	0.95	—	—	—	15.79	1.35	1.65	(0.51)	24	6.40	0
Class C*
04/26/24	06/30/24	14.84	(0.03)	0.96	0.93	—	—	—	15.77	2.10	2.39	(1.26)	24	6.27	0
Class I*
01/01/24	06/30/24	13.22	(0.02)	2.61	2.59	—	—	—	15.81	1.05	1.36	(0.34)	24	19.59	20
01/01/23	12/31/23	10.80	(0.02)	2.44	2.42	—	—	—	13.22	1.05	2.39	(0.20)	72	22.41	17
01/01/22	12/31/22	16.36	(0.08)	(4.96)	(5.04)	—	(0.52)	(0.52)	10.80	1.05	1.82	(0.54)	80	(30.83)	16
01/01/21	12/31/21	17.29	(0.15)	2.78	2.63	(0.01)	(3.55)	(3.56)	16.36	1.05	1.47	(0.88)	61	16.47	28
11/01/20	12/31/20	15.22	(0.01)	3.24	3.23	—	(1.16)	(1.16)	17.29	1.05	1.76	(0.58)	24	21.20	27
11/01/19	10/31/20	11.78	(0.09)	3.53	3.44	—	—	—	15.22	1.05	1.73	(0.56)	104	29.25	23
11/01/18	10/31/19	11.55	(0.04)	0.32	0.28	—	(0.05)	(0.05)	11.78	1.05	1.64	(0.39)	104	2.46	21
Class R-6*
04/26/24	06/30/24	14.84	(0.00)	0.97	0.97	—	—	—	15.81	0.95	1.38	(0.11)	24	6.54	0

*

Unaudited for periods beginning after December 31, 2023. Per share amounts have been calculated using the daily average share method. Classes with less than five years presented are showing results from the inception of the share class.

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than on year.
(c)	Total returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(d)	Per share amount is less than $0.005.

D-28

STATEMENT OF ADDITIONAL INFORMATION

[      ], 2025

For the Reorganization of

Carillon Chartwell Small Cap Fund into Carillon Chartwell Small Cap Growth Fund,

each a series of Carillon Series Trust

880 Carillon Parkway

St. Petersburg, FL 33716

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:

Carillon Chartwell Small Cap Fund	Carillon Chartwell Small Cap Growth Fund
Class A — CSSAX	Class A — CWSAX
Class C — CSSJX	Class C — CWSBX
Class I — UMBHX	Class I — CWSGX
Class R-6 — CSSVX	Class R-6 — CWSRX

This Statement of Additional Information (“SAI”) relates specifically to the reorganization (“Reorganization”) of the Carillon Chartwell Small Cap Fund (“Target Fund”) into the Carillon Chartwell Small Cap Growth Fund (“Acquiring Fund”), each a series of Carillon Series Trust (“Trust”). The Target Fund and the Acquiring Fund are collectively referred to herein as the “Funds.” Pursuant to the Reorganization, the Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange solely for Class A, Class C, Class I and Class R-6 shares of beneficial interest in the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities. The shares of the Acquiring Fund received by the Target Fund will be distributed pro rata by class to the Target Fund’s shareholders of record as of the date of the Reorganization and the Target Fund will be terminated.

This SAI is not a prospectus. A Combined Information Statement and Prospectus dated [     ] relating to the Reorganization (File No. [   ]) (the “Information Statement”) may be obtained, without charge, by calling toll-free (800) 421-4184, sending an email to CarillonFundServices@carillontower.com or by writing to Carillon Family of Funds at P.O. Box 33022, St. Petersburg, Florida 33733. These documents are also available at rjinvestmentmanagement.com. This SAI should be read in conjunction with the Information Statement. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as given to them in the Information Statement.

1.	The Combined Statement of Additional Information of the Trust dated April 26, 2024, with respect to the Funds (File Nos. 811-07470 and 033-57986).

2.	The Annual Report to shareholders of the Trust with respect to the Target Fund for the fiscal year ended October 31, 2023.

3.	The Annual Report to shareholders of the Trust with respect to the Target Fund for the fiscal period November 1, 2023 – December 31, 2023.

4.	The Annual Report to shareholders of the Trust with respect to the Acquiring Fund for the fiscal year ended December 31, 2023.

5.	The unaudited financial statements and accompanying notes appearing in Item 7 of the Funds’ Form N-CSR for the fiscal period ended June 30, 2024.

6.	Supplemental Financial Information.

Information Incorporated by Reference

Each of the following documents is incorporated by reference herein and legally forms a part of the SAI:

1.	The Combined Statement of Additional Information of the Trust dated April 26, 2024, with respect to the Funds (File Nos. 811-07470 and 033-57986).

2.	The Annual Report to shareholders of the Trust with respect to the Target Fund for the fiscal year ended October 31, 2023.

3.	The Annual Report to shareholders of the Trust with respect to the Target Fund for the fiscal period November 1, 2023 – December 31, 2023.

4.	The Annual Report to shareholders of the Trust with respect to the Acquiring Fund for the fiscal year ended December 31, 2023.

5.	The unaudited financial statements and accompanying notes appearing in Item 7 of the Funds’ Form N-CSR for the fiscal period ended June 30, 2024.

The documents incorporated by reference above include information about other funds in the Trust that is not relevant to the Reorganization. Please disregard that information.

Supplemental Financial Information

Tables showing the current fees and expenses of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, are included in the “Comparative Fee and Expense Tables” section in the Information Statement. The Reorganization will not result in a material change in the Target Fund’s investment portfolio due to investment restrictions. As a result, a schedule of investments of the Target Fund modified to reflect such change and accompanied by narrative disclosure describing the change is not required and is not included. There are no material differences in the accounting, valuation and tax policies of the Target Fund as compared to those of the Acquiring Fund.

PART C. OTHER INFORMATION

Item	15. Indemnification

See (i) the Amended and Restated Declaration of Trust (the “Declaration of Trust”) of Carillon Series Trust (the “Trust” or the “Registrant”), dated August 16, 2024, attached as Exhibit (a)(ii) to Post-Effective Amendment No. 114 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-57986 and 811-07470) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on January 14, 2025 (“PEA No. 114”), and (ii) the Amended and Restated By-Laws, dated August 16, 2024 (the “By-Laws”), attached as Exhibit (b) to PEA No. 114.

Article IX, Section 9.2 of the Trust’s Agreement and Declaration of Trust provides that:

(a) Subject to the exceptions and limitations contained in paragraph (b) below, every person who is or has been a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof. As used herein, the words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(d) To the maximum extent permitted by law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 9.2 shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 9.2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this paragraph (d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.

(e) Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article IX shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(f) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 9.2 and any advancement of expenses that any Covered Person is entitled to be paid under paragraph (d) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article IX; provided that (i) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (ii) the Trustees may determine that any such liability, expense, or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Section 3.2(a).

(g) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(h) Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any person, including a Covered Person, or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.

Article IX, Section 9.1 of the Trust’s Agreement and Declaration of Trust further provides that:

(a) Except as required by the 1940 Act, no Trustee, officer, employee or agent of the Trust shall owe any fiduciary duties to the Trust or any Series or to any Shareholder or any other person. The Trustees, officers, employees and agents of the Trust shall only have the duty to perform their respective obligations expressly set forth herein in a manner that does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties as a Trustee, officer, employee or agent expressly set forth in this Declaration of Trust.

(b) To the extent that, at law (common or statutory) or in equity, the Trustees, officers, employees or agents of the Trust otherwise have duties (including fiduciary duties) and liabilities relating thereto, such duties (including fiduciary duties) and liabilities are eliminated and replaced by the duties and liabilities of the Trustees, officers, employees and agents of the Trust as expressly set forth herein

(c) Except as otherwise expressly set forth herein, the officers, employees and agents of the Trust shall not have any personal liability to any person other than the Trust or its

Shareholders for any act, omission or obligation of the Trust or any Trustee. No officer, employee or agent of the Trust shall be liable to the Trust or its Shareholders for any act or omission or any conduct whatsoever; provided that nothing contained herein shall protect any officer, employee or agent against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties as an officer, employee or agent as expressly set forth herein.

(d) A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be entitled to rely upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or agent of the Trust, or by any other person, as to matters reasonably believed to be within such person’s professional or expert competence. The appointment, designation or identification of a Trustee as an expert on any topic or in any area (including an audit committee financial expert), or any other special appointment, designation or identification of a Trustee, shall not impose on that Trustee any standard of care or liability that is greater than that imposed on him as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.

According to Article XI, Section 11.1 of the Trust’s Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust or any Series. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Paragraph 8 of the Investment Advisory Agreement provides that Carillon Tower shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Advisory Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of Carillon Tower, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Carillon Tower even though paid by it.

Paragraph 9 of the Subadvisory Agreements provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreements. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Subadvisory Agreements.

Paragraph 9 of the Distribution Agreement provides that the Trust agrees to indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement. The Trust shall not indemnify the Distributor for certain conduct, including any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, Prospectus or Statement of Additional Information or necessary to make such information not misleading. The Distributor agrees that it shall look only to the assets of a particular Series, as applicable, and not to any other Series for satisfaction of any obligation created by this Section or otherwise arising under the Distribution Agreement.

Paragraph 12 of the Administration Agreement states that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Administration Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement. Any person, even though also an officer, partner, employee, or agent of the Administrator, who may be or become an officer, trustee, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Administrator even though paid by it.

Section 6.A. of the Sub-Administration Servicing Agreement with USBFS provides that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by Carillon Tower in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS has acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, Carillon Tower shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of Carillon Tower, or any duly authorized officer of a Trust approved by the Trust’s Board of Trustees, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of Carillon Tower, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees USBFS shall indemnify and hold Carillon Tower harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that Carillon Tower may sustain or incur or that may be asserted against Carillon Tower by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or Carillon Tower’s or Trusts’ use of USBFS’ services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property rights of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Carillon Tower” shall include its directors, officers and employees.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

Section 9.01 of the Custody Agreement with U.S. Bank provides that the Custodian shall act on good faith and exercise reasonable care and diligence such as a person having responsibility for the provision of such services to a management investment company, registered under the 1940 Act would exercise in the performance of its duties under this Agreement. The Custodian shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, except a loss arising out of or relating to the Custodian’s (or a Sub-Custodian’s) refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement) or from its (or a Sub-Custodian’s) bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement). The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall promptly notify the Trusts of any action taken or omitted by the Custodian pursuant to advice of counsel.

Section 7.A. of the Transfer Agent Servicing Agreement with USBFS provides that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’s reasonable control, except a loss arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees (the “Board of Trustees”), except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’s directors, officers and employees.

USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’s refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the USBFS services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property right of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Carillon Family of Funds’ trustees, officers and employees.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.

Section 9.A of the Fund Accounting Services Agreement with USBFS provides that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. Neither USBFS nor its suppliers shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts or any third party in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct. Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS and its suppliers from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of or related to (X) any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees, or (Y) the Data, or any information, service, report, analysis or publication derived therefrom, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees.

The Trust acknowledges that the Data are intended for use as an aid to institutional investors, registered brokers or professionals of similar sophistication in making informed judgments concerning securities. The Trust accepts responsibility for, and acknowledges it exercises its own independent judgment in, its selection of the Data, its selection of the use or intended use of such, and any results obtained. Nothing contained herein shall be deemed to be a waiver of any rights existing under applicable law for the protection of investors.

USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services or Data provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the services or Data provided by USBFS in accordance with the terms of this Agreement constitutes a misappropriation infringement and/or violation of any intellectual property right of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Carillon Family of Funds’ trustees, officers and employees.

Item 16. Exhibits

(1)	(a)	Certificate of Trust, dated May 5, 2017, is incorporated by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on June 30, 2017

	(b)	Amended and Restated Agreement and Declaration of Trust, dated August 16, 2024, is incorporated by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on January 14, 2025 (“PEA No. 114”)

(2)		Amended and Restated By-laws, dated August 16, 2024, is incorporated by reference to PEA No. 114

(3)		Voting trust agreements — not applicable

(4)		Plan of Reorganization and Termination, is incorporated by reference to Appendix A to Part A of the Registration Statement

(5)		Shareholders’ rights are contained in Articles III, IV, VI, VII, IX, X and XI of the Registrant’s Agreement and Declaration of Trust and Articles III, VII and IX of the Registrant’s By-laws

(6)	(a)	Investment Advisory Agreement between Registrant and Carillon Tower Advisers, Inc. (“Carillon Tower”), dated November 20, 2020, is incorporated by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 26, 2021

	(b)	Amended Schedule A to Investment Advisory Agreement between Registrant and Carillon Tower, dated January 18, 2025 — filed herewith

	(c)	Subadvisory Agreement between Carillon Tower and Chartwell Investment Partners, LLC (“Chartwell”), dated July 1, 2022, is incorporated by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 24, 2023

	(d)	Amended Schedule A to Subadvisory Agreement between Carillon Tower and Chartwell, dated January 18, 2025 — filed herewith

	(e)	Expense Limitation Agreement between Registrant and Carillon Tower with respect to Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund, dated November 17, 2023, is incorporated by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 26, 2024

	(f)	Expense Limitation Agreement between Registrant and Carillon Tower, dated November 14, 2024 — filed herewith

(7)	(a)	Distribution Agreement between Registrant and Carillon Fund Distributors, Inc. (“CFD”), dated November 18, 2017, is incorporated by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on December 22, 2017 (“PEA No. 93”)

	(b)	Amended Schedule A to Distribution Agreement between Registrant and CFD, dated April 26, 2024, is incorporated by reference to PEA No. 113

(8)		Bonus, profit sharing or pension plans — none

(9)	(a)	Custody Agreement between Registrant and U.S. Bank National Association (“U.S. Bank”), dated August 31, 2015, is incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 29, 2016 (“PEA No. 84”)

	(b)	Assignment and Second Amendment to the Custody Agreement between Registrant and U.S. Bank, dated November 17, 2017, is incorporated by reference to PEA No. 93

	(c)	Third Amendment to the Custody Agreement between Registrant and U.S. Bank, dated April 18, 2018 — filed herewith

(10)	(a)	Class A Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(b)	Amended and Restated Schedule A to Class A Distribution Plan Pursuant to Rule 12b-1, dated April 26, 2024, is incorporated by reference to PEA No. 113

	(c)	Class C Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(d)	Amended and Restated Schedule A to Class C Distribution Plan Pursuant to Rule 12b-1, dated April 26, 2024, is incorporated by reference to PEA No. 113

	(e)	Class I Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(f)	Class R-6 Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(g)	Multiple Class Plan pursuant to Rule 18f-3, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(h)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated November 19, 2021, is incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on January 31, 2022

	(i)	Amended and Restated Appendix A to Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated April 26, 2024, is incorporated by reference to PEA No. 113

(11)		Opinion and consent of counsel — filed herewith

(12)		Opinion of counsel on tax matters — to be filed by subsequent amendment

(13)	(a)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (“USBFS”), dated August 31, 2015, is incorporated by reference to PEA No. 84

	(b)	Assignment and First Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93

	(c)	Second Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated April 23, 2018 — filed herewith

	(d)	Third Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated January 25, 2019 — filed herewith

	(e)	Administration Agreement between Registrant and Carillon Tower, dated November 18, 2017, is incorporated by reference to PEA No. 93

	(f)	Amended Schedule A and Schedule B to Administration Agreement between Registrant and Carillon Tower, dated April 26, 2024, is incorporated by reference to PEA No. 113

	(g)	Fund Sub-Administration Servicing Agreement between Eagle Asset Management, Inc. (“Eagle”) and USBFS, dated August 31, 2015, is incorporated by reference to PEA No. 84

	(h)	Assignment and Second Amendment to the Fund Sub-Administration Servicing Agreement between Eagle and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93

	(i)	Fund Accounting Servicing Agreement between Registrant and USBFS, dated August 31, 2015, is incorporated by reference to PEA No. 84

	(j)	Assignment and Second Amendment to the Fund Accounting Servicing Agreement between Registrant and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93

	(k)	Securities Lending Agreement between U.S. Bank and Carillon Series Trust, dated May 15, 2019, is incorporated by reference to Post-Effective Amendment No. 98 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 27, 2020

	(l)	Amended Exhibit A to Securities Lending Agreement between U.S. Bank and Carillon Series Trust, dated April 26, 2024, is incorporated by reference to PEA No. 113

	(m)	Form of Fund of Funds Investment Agreement among BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., iShares U.S. ETF Trust and Carillon Series Trust is incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 25, 2022

(14)		Consent of Independent Registered Certified Public Accounting Firm — filed herewith

(15)		Financial statements omitted from information statement/prospectus — none

(16)		Powers of Attorney, dated January 9, 2025 — filed herewith

(17)		Other Exhibits — none

(18)		Filing fee tables — not applicable

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file an opinion of counsel supporting the tax matters and consequences to shareholders discussed in the information statement/prospectus in a post-effective amendment to this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on the 21st day of January, 2025.

CARILLON SERIES TRUST

By:	/s/ Susan L. Walzer
Susan L. Walzer
President & Principal Executive Officer

Pursuant to the requirements of the 1933 Act, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Susan L. Walzer Susan L. Walzer	President & Principal Executive Officer	January 21, 2025

/s/ Deborah L. Talbot* Deborah L. Talbot	Board Chair	January 21, 2025

/s/ John Carter* John Carter	Trustee	January 21, 2025

/s/ Liana Marante* Liana Marante	Trustee	January 21, 2025

/s/ Krishna Memani* Krishna Memani	Trustee	January 21, 2025

/s/ Jerry A. Webman* Jerry A. Webman	Trustee	January 21, 2025

/s/ Carolyn K. Gill Carolyn K. Gill	Principal Financial Officer & Treasurer	January 21, 2025

*By: /s/ Susan L. Walzer Susan L. Walzer Attorney-In-Fact

EXHIBIT INDEX

Exhibit	Description

EX-99.(6)(b)	Amended Schedule A to Investment Advisory Agreement between Registrant and Carillon Tower, dated January 18, 2025

EX-99.(6)(d)	Amended Schedule A to Subadvisory Agreement between Carillon Tower and Chartwell, dated January 18, 2025

EX-99.(6)(f)	Expense Limitation Agreement between Registrant and Carillon Tower, dated November 14, 2024

EX-99.(9)(c)	Third Amendment to the Custody Agreement between Registrant and U.S. Bank, dated April 18, 2018

EX-99.(11)	Opinion and consent of counsel

EX-99.(13)(c)	Second Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated April 23, 2018

EX-99.(13)(d)	Third Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated January 25, 2019

EX-99.(14)	Consent of Independent Registered Certified Public Accounting Firm

EX-99.(16)	Powers of Attorney, dated January 9, 2025